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                                                       Securities Trading Policy
                                                                 General Edition

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[MELLON LOGO]

                                                        September 2003

Dear Employee:

From Mellon's first day of business, in 1869, we have maintained an uncompromising culture that practices the highest standards of business ethics. We have built a system of guiding principles, Mellon's Shared Values, and have encouraged employees to live those values each day. For the benefit of our customers, our shareholders, our communities and each other, we expect no less than honorable behavior from one another when conducting Mellon business.

Over the last couple of years, we have seen dramatic examples of the damage irresponsible or unethical business behavior can have on an individual or a corporation. To help employees make the right decisions for Mellon and our constituents, we have developed a comprehensive Code of Conduct and Corporate Policies and Procedures that help guide our actions.

One of our most important policies, the Securities Trading Policy, is intended to secure each employee's commitment to continued service with integrity. Because your personal investments can lead to conflicts of interest, you must fully understand and comply with the investment guidelines contained in Mellon's Securities Trading Policy.

In business, building a reputation of integrity can take the hard work of many employees over many years. As recent high-profile business failures have demonstrated, it doesn't take nearly as much time or as many employees to damage or altogether destroy that reputation.

At Mellon, maintaining the reputation we've earned for more than 130 years of honest, open business practices is the responsibility of every employee. We can do so by remaining diligent in our strict adherence to Mellon's Code of Conduct and all of Mellon's Corporate Policies and Procedures, particularly the Securities Trading Policy. If you are new to Mellon, please take the time to fully understand the policy, and consult it whenever you are unsure about appropriate activity. If you have seen the policy before, I urge you to renew your understanding of the entire document and the ways in which it applies to you.

Sincerely yours,

/s/ Marty McGuinn
Marty McGuinn
Chairman and Chief Executive Officer

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Table of Contents

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                                                                                      Page #
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
INTRODUCTION ................................................................              1

CLASSIFICATION OF EMPLOYEES .................................................            2-3
   Insider Risk Employee ....................................................              2
   Investment Employee                                                                   2-3
   Access Decision Maker (ADM) ..............................................              3
   Other Employee                                                                          3
   Consultants, Independent Contractors and Temporary Employees .............              3

PERSONAL SECURITIES TRADING PRACTICES

Section One - Applicable to Insider Risk Employees ..........................           4-17
         Table of Contents ..................................................              4
         Quick Reference - Insider Risk Employees ...........................              5
         Standards of Conduct for Insider Risk Employees ....................           6-11
         Restrictions on Transactions in Mellon Securities ..................          11-12
         Restrictions on Transactions in Other Securities ...................          13-15
         Protecting Confidential Information                                           16-17

Section Two - Applicable to Investment Employees ............................          18-32
         Table of Contents                                                                18
         Quick Reference - Investment Employees .............................             19
         Standards of Conduct for Investment Employees ......................          20-25
         Restrictions on Transactions in Mellon Securities ..................          26-27
         Restrictions on Transactions in Other Securities ...................          28-30
         Protecting Confidential Information ................................          31-32
         Special Procedures for Access Decision Makers ......................             32

Section Three - Applicable to Other Employees ...............................          33-43
         Table of Contents ..................................................             33
         Quick Reference - Other Employees ..................................             34
         Standards of Conduct for Other Employees ...........................          35-36
         Restrictions on Transactions in Mellon Securities ..................          37-38
         Restrictions on Transactions in Other Securities ...................          38-41
         Protecting Confidential Information ................................          42-43

GLOSSARY DEFINITIONS ........................................................          44-47

EXHIBIT A - SAMPLE LETTER TO BROKER .........................................             48

 Note that a more detailed Table of Contents is contained in Sections One, Two and Three

Introduction

The Securities Trading Policy (the "Policy") is designed to reinforce Mellon Financial Corporation's ("Mellon's") reputation for integrity by avoiding even the appearance of impropriety in the conduct of Mellon's business. The Policy sets forth procedures and limitations which govern the personal securities transactions of every Mellon employee.

Mellon and its employees are subject to certain laws and regulations governing personal securities trading. Mellon has developed this Policy to promote the highest standards of behavior and ensure compliance with applicable laws.

This Policy covers the personal trading activities of all employees in their own accounts and in accounts in which they have indirect ownership. While employees should consult the Glossary for a complete definition of the terms "security" and "indirect ownership", in general they mean:

o security - any investment that represents an ownership stake or debt stake in a company or government. While the Policy provides for exemptions for certain securities, if not expressly exempt in the Policy, all securities are covered (see Glossary for definition of Exempt securities)

o indirect ownership - you are presumed to have indirect ownership of accounts held by members of your family with whom you share a household. This includes your spouse, your children, and any other family members in your home. Generally, you are deemed to be the indirect owner of securities if you have the opportunity to directly or indirectly share, at any time, in profits derived from transactions in such securities

Employees should be aware that they may be held personally liable for any improper or illegal acts committed during the course of their employment and that "ignorance of the law" is not a defense. Employees may be subject to civil penalties such as fines, regulatory sanctions including suspensions, as well as criminal penalties.

The provisions of the Policy have worldwide applicability and cover trading in any part of the world. Employees are also subject to applicable laws of jurisdictions in those countries in which they conduct business. To the extent any particular portion of the Policy is inconsistent with, or in particular less restrictive than such laws, employees should consult the General Counsel or the Manager of the Ethics Office.

The Policy may be amended and any provision waived or exempted only at the discretion of the Manager of the Ethics Office. Any such waiver or exemption will be evidenced in writing and maintained in the Ethics Office.

Employees must read the Policy and must comply with it - in this regard, employees should comply with the spirit of the Policy as well as the strict letter of its provisions. Failure to comply with the Policy may result in the imposition of serious sanctions, including but not limited to disgorgement of profits, dismissal, substantial personal liability and referral to law enforcement agencies or other regulatory agencies. Employees should retain the Policy in their records for future reference. Any questions regarding the Policy should be referred to the Manager of the Ethics Office or his/her designee.

                                                                           Page1

Classification of Employees

                                 The Policy is applicable to all employees of Mellon and all of its subsidiaries which are more than 50% owned by Mellon. This includes all full-time, part-time, benefited and non-benefited, exempt and non-exempt employees. In general, it does not include employees of subsidiaries which are 50% or less owned by Mellon. The Policy's applicability to consultants and contract or temporary employees will be determined on a case-by-case basis.

                                 Employees are engaged in a wide variety of activities for Mellon. In light of the nature of their activities and the impact of various laws and regulations, the Policy imposes different requirements and limitations on employees based on the nature of their activities for Mellon. To assist employees in complying with the requirements and limitations imposed on them in light of their activities, employees are classified into one of four categories:

                                 o    Insider Risk Employee
                                 o    Investment Employee
                                 o    Access Decision Maker
                                 o    Other Employee

                                 Appropriate requirements and limitations are specified in the Policy based upon an employee's classification.

                                 Business line management, in conjunction with the Manager of the Ethics Office, will determine the classification of each employee based on the following guidelines. Employees should confirm their classification with their Preclearance Compliance Officer or the Manager of the Ethics Office.

Insider Risk Employee            You are considered to be an Insider Risk
                                 Employee if, in the normal conduct of your Mellon responsibilities, you are likely to receive or be perceived to possess or receive, material nonpublic information concerning
                                 Mellon's customers. This will typically include certain employees in the Corporate &
                                 Institutional Services business group, certain members of Corporate Support Departments, and all members of the Senior Management Committee who are not Investment Employees.

Investment Employee              You are considered to be an Investment
                                 Employee if, in the normal conduct of your Mellon responsibilities, you are likely to receive or be perceived to possess or receive, material nonpublic information concerning
                                 Mellon's trading in securities for the accounts of others and/or if you provide investment advice.

                                                                           Page2

Classification of Employees

Investment Employee              This will typically include employees in the
(continued)                      Asset Management business group, such  as:

                                 o certain employees in fiduciary securities sales and trading, investment management and advisory services, investment research and various trust or fiduciary functions; an employee of a Mellon entity regulated by certain investment company laws. Examples are:

                                      -    in the US, includes employees who are
                                           advisory persons (see Glossary) or
                                           employees who are access persons (see
                                           Glossary) as defined by Rule 17j-1 of
                                           the Investment Company Act of 1940

                                      -    in the UK, includes employees in
                                           companies undertaking specified
                                           activities under the Financial
                                           Services and Markets Act 2000
                                           (Regulated Activities), Order 2001
                                           and therefore regulated by the
                                           Financial Services Authority

                                 o any member of Mellon's Senior Management Committee who, as part of his/her usual duties, has management responsibility for fiduciary activities or routinely has access to information about customers' securities transactions.

Access Decision Maker            A person designated as such by the Investment
(ADM)                            Ethics Committee. Generally, this will be
                                 portfolio managers and research analysts who make recommendations or decisions regarding the purchase or sale of equity, convertible debt, and non-investment grade debt securities for mutual funds and other managed accounts. See further details in the Access Decision Maker edition of the Policy.

Other Employee                   You are considered to be an Other
                                 Employee if you are an employee of Mellon
                                 Financial Corporation or any of its direct or indirect subsidiaries who is not an Insider
                                 Risk Employee, Investment Employee, or an ADM.

Consultants, Independent         Managers should inform consultants, independent
Contractors and                  contractors and temporary employees of the
Temporary                        general provisions of The Policy (such as the
Employees                        prohibition on trading while in possession of
                                 material nonpublic information). Whether or not a consultant, independent contractor or temporary employee will be required to preclear trades or report their personal securities holdings will be determined on a case-by-case basis. If one of these persons would be considered an Insider Risk Employee, Investment
                                 Employee or Access Decision Maker if the person were a Mellon employee, the person's manager should advise the Manager of the Ethics Office who will determine whether such individual should be subject to the preclearance and reporting requirements of the Policy.

                                                                           Page3

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
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Personal Securities Trading Practices

Section One - Applicable to Insider Risk Employees

Table of Contents

                                                                                                     Page #
                                                                                                     ------
Quick Reference - Insider Risk Employees .......................................................          5

Standards of Conduct for Insider Risk Employees ................................................       6-11
         - Conflict of Interest ................................................................          6
         - Material Nonpublic Information ......................................................          6
         - Personal Securities Transaction Reports .............................................          6
         - Preclearance for Personal Securities Transactions ...................................          7
         - Exemptions from Requirement to Preclear .............................................          8
         - Gifting of Securities ...............................................................          9
         - Ownership ...........................................................................          9
         - Non-Mellon Employee Benefit Plans ...................................................          9
         - DRIPs, DPPs and AIPs ................................................................         10
         - Investment Clubs and Private Investment Companies ...................................         10
         - Restricted List .....................................................................         11
         - Confidential Treatment ..............................................................         11

Restrictions on Transactions in Mellon Securities ..............................................      11-12
         - General Restrictions ................................................................         11
         - Mellon 401(k) Plan ..................................................................         12
         - Mellon Employee Stock Options .......................................................         12
         - Mellon Employee Stock Purchase Plan (ESPP) ..........................................         12

Restrictions on Transactions in Other Securities ...............................................      13-15
         - Credit, Consulting or Advisory Relationship .........................................         13
         - Customer Transactions ...............................................................         13
         - Excessive Trading, Naked Options ....................................................         13
         - Front Running .......................................................................         13
         - Initial Public Offerings ............................................................         13
         - Material Nonpublic Information ......................................................         13
         - Private Placements ..................................................................         14
         - Scalping ............................................................................         14
         - Short-Term Trading ..................................................................         14
         - Spread Betting ......................................................................         14
         - Prohibition on Investments in Securities of Financial Services Organizations ........         15

Protecting Confidential Information ............................................................      16-17
         - Insider Trading and Tipping Legal Prohibitions ......................................      16-17
         - Mellon's Policy                                                                               17
         - Restrictions on the Flow of Information Within Mellon (The "Securities Fire Wall")...         17

Glossary Definitions ...........................................................................      44-47

Exhibit A - Sample Letter to Broker ............................................................         48

                                                                           Page4

Quick Reference-Insider Risk Employees

Duplicate Statements & Confirmations - Instruct your broker, trust account manager or other entity through which you have a securities trading account to send directly to the Preclearance Compliance Officer or his/her designee:

o    trade confirmations summarizing each transaction

o    periodic statements

Exhibit A can be used to notify your broker. Contact the Preclearance Compliance Officer for the correct address. This applies to all accounts in which you have direct or indirect ownership (see Glossary).

Preclearance - Before initiating a securities transaction, written preclearance must be obtained from the Preclearance Compliance Officer. Contact the Preclearance Compliance Officer for applicable approval procedures.

If preclearance approval is received, the trade must be executed before the end of the 3rd business day (with the date of approval being the 1st business day), at which time the preclearance approval will expire.

Special Approvals

Private Placements - Acquisition of securities in a Private Placement must be precleared by the Mellon Senior Management Committee Member who represents the employee's line of business or department, the Manager of the Ethics Office and the Preclearance Compliance Officer. To initiate approval, contact the Ethics Office

IPOs - Acquisition of securities through an allocation by the underwriter of an Initial Public Offering (IPO) is prohibited without the approval of the Manager of the Ethics Office. Approval can be given only when the allocation is the result of a direct family relationship

Some Things You Must Not Do

Mellon Securities - The following transactions in Mellon securities are prohibited for all Mellon employees:

o    short sales

o    purchasing and selling or selling and purchasing within 60 days

o    margin purchases or options other than employee options

Non-Mellon Securities - New investments in financial services organizations are prohibited for certain employees only - see Page 15

Other restrictions are detailed throughout Section One. Read the Policy!

Exemptions

Preclearance is NOT required for:

o    transactions in Exempt securities (see Glossary)

o    transactions in municipal bonds

o    transactions in closed-end investment companies

o transactions in non-financial commodities (such as agricultural futures, metals, oil, gas, etc.), currency futures, financial futures

o    transactions in index securities

o transactions in approved accounts in which the employee has no direct or indirect influence or control over the investment decision making process

o involuntary transactions on the part of an employee (such as stock dividends or sales of fractional shares)

o    changes in elections under Mellon's 401(k) Retirement Savings Plan

o enrollment, changes in salary withholding percentages and sales of shares held in Mellon's Employee Stock Purchase Plan (ESPP); sales of shares previously withdrawn from the ESPP do require preclearance

o receipt and exercise of an employee stock option administered through Human Resources

o    automatic reinvestment of dividends under a Dividend Reinvestment Plan
     (DRIP) or Automatic Investment Plan (AIP); initial share purchase and optional cash purchases under a DRIP or Direct Purchase Plan (DPP) do require preclearance as do sales of shares acquired through a DRIP, DPP or AIP

o sales pursuant to bona fide tender offers and sales or exercises of "rights" (see Page 8)

Questions?

Contact Mellon's Ethics Office at:

o    Securities Trading Policy Help Line: 412-234-1661

o    Mellon's Ethics Help Line

     -    Toll Free Telephone

          o    Asia (except Japan): 001-800-710-63562

          o    Australia: 0011-800-710-63562

          o    Brazil: 0800-891-3813

          o    Europe: 00-800-710-63562

          o Japan: appropriate international access code + 800-710-63562 (Access codes are: 0061010, 001010, 0041010 or 0033010)

          o    US and Canada: 1-888-MELLON2 (1-888-635-5662)

          o    All other locations: call collect to 412-236-7519

     -    Email: ethics@mellon.com

     -    Postal Mail: P.O. Box 535026, Pittsburgh, PA 15253-5026 USA

This page is for reference purposes only. Employees are reminded they must read the Policy and comply with its provisions.

                                                                           Page5

Personal Securities Trading Practices-Insider Risk Employees

STANDARDS OF CONDUCT FOR INSIDER RISK EMPLOYEES

                                 Because of their particular responsibilities, Insider Risk Employees are subject to preclearance and personal securities reporting requirements, as discussed below.

                                 Every Insider Risk Employee must follow these procedures or risk serious sanctions, including dismissal. If you have any questions about these procedures, you should consult the Ethics Office or your Preclearance Compliance Officer. Interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Manager of the Ethics Office.

Conflict of Interest             No employee may engage in or recommend any
                                 securities transaction that places, or appears to place, his or her own interests above those of any customer to whom financial services are rendered, including mutual funds and managed accounts, or above the interests of Mellon.

Material Nonpublic Information  No employee may engage in or recommend a securities transaction, for his or her own benefit or for the benefit of others, including Mellon or its customers, while in possession of material nonpublic information regarding such securities or the issuer of such securities. No employee may communicate material nonpublic information to others unless it is properly within his or her job responsibilities to do so.

Personal Securities              Statements and Confirmations - All Insider Risk
Transaction Reports              Employees are required to instruct their
                                 broker, trust account manager or other entity through which they have a securities trading account to submit directly to the Preclearance Compliance Officer or his/her designee, copies of all trade confirmations and statements relating to each account of which they are an owner (direct or indirect) regardless of what, if any, securities are maintained in such accounts. Thus, even if the account contains only mutual funds or other
                                 Exempt securities as that term is defined by the Policy, but the account has the capability to have reportable securities traded in it, the Insider Risk Employee must arrange for duplicate account statements and trade confirmations to be sent to the Preclearance
                                 Compliance Officer or his/her designee. An example of an instruction letter to a broker is contained in Exhibit A.

                                 Other securities transactions which were not completed through an account, such as gifts, inheritances, spin-offs from securities held outside accounts, or other transfers must be reported to the Preclearance Compliance Officer or his/her designee within 10 days of the transaction.

                                                                           Page6

Personal Securities Trading Practices-Insider Risk Employees

Preclearance for
Personal Securities
Transactions

                                 Insider Risk Employees must notify the
                                 Preclearance Compliance Officer in writing and receive preclearance before they engage in any purchase or sale of a security for their own accounts or in accounts in which they are an indirect owner. Insider Risk Employees should refer to the provisions under " Ownership" on Page 9, which are applicable to these provisions.

                                 All requests for preclearance for a securities transaction shall be submitted by completing a Preclearance Request Form.

                                 The Preclearance Compliance Officer will notify the Insider Risk Employee whether the request is approved or denied, without disclosing the reason for such approval or denial.

                                 Notifications may be given in writing or verbally by the Preclearance Compliance Officer to the Insider Risk Employee. A record of such notification will be maintained by the Preclearance Compliance Officer. However, it shall be the responsibility of the Insider Risk Employee to obtain a written record of the Preclearance Compliance Officer's notification within 24 hours of such notification. The Insider Risk Employee should retain a copy of this written record for at least two years.

                                 As there could be many reasons for preclearance being granted or denied, Insider Risk Employees should not infer from the preclearance response anything regarding the security for which preclearance was requested.

                                 Although making a preclearance request does not obligate an Insider Risk Employee to do the transaction, it should be noted that:

                                 o preclearance requests should not be made for a transaction that the Insider Risk Employee does not intend to make

                                 o preclearance authorization will expire at the end of the third business day after it is received. The day authorization is granted is considered the first business day

                                 o Insider Risk Employees should not discuss with anyone else, inside or outside Mellon, the response they received to a preclearance request. If the Insider Risk Employee is preclearing as an indirect owner of another's account, the response may be disclosed to the other owner

                                 o standard orders to trade at certain prices (sometimes called "limit", "stop-loss", "good-until-cancelled", or "standing buy/sell" orders) must be precleared, and security transactions receiving preclearance authorization must be executed before the preclearance expires. At the end of the three-day preclearance authorization period, any unexecuted order must be canceled or a new preclearance authorization must be obtained

                                                                           Page7

Personal Securities Trading Practices-Insider Risk Employees

Exemptions from                  Preclearance by Insider Risk Employees is not
Requirement to                   required for the following transactions:
Preclear

                                 o    purchases or sales of Exempt securities
                                      (generally means direct obligations of the governments of the United States and United Kingdom; commercial paper; high-quality, short-term debt instruments; bankers' acceptances; bank certificates of deposits and time deposits; repurchase agreements; securities issued by open-end investment companies, which for this purpose includes open-end mutual funds and variable capital companies; fixed and variable annuities; and unit trusts (see Glossary for definition of Exempt securities))

                                 o    purchases or sales of closed-end
                                      investment companies

                                 o    purchases or sales of municipal bonds

                                 o    purchase or sales of non-financial
                                      commodities (such as agricultural futures, metals, oil, gas, etc.), currency futures, financial futures

                                 o    purchases or sales of index securities
                                      (sometimes referred to as exchange traded funds)

                                 o purchases or sales effected in accounts in which an employee has no direct or indirect influence or control over the investment decision making process ("non-discretionary accounts").
                                      Non-discretionary accounts may only be
                                      exempted from preclearance procedures,
                                      when the Manager of the Ethics Office,
                                      after a thorough review, is satisfied that the account is truly non-discretionary to the employee (that is, the employee has given total investment discretion to an investment manager and retains no ability to influence specific trades). Standard broker accounts generally are not deemed to be non-discretionary to the employee, even if the broker is given some discretion to make investment decisions

                                 o transactions that are involuntary on the part of an employee (such as stock dividends or sales of fractional shares); however, sales initiated by brokers to satisfy margin calls are not considered involuntary and must be precleared

                                 o the sale of Mellon stock received upon the exercise of an employee stock option if the sale is part of a "netting of shares" or "cashless exercise" administered through the Human Resources Department

                                 o changes to elections in the Mellon 401(k) plan

                                 o enrollment, changes in salary withholding percentages and sales of shares held in the Mellon Employee Stock Purchase Plan
                                      (ESPP); sales of shares previously
                                      withdrawn from the ESPP do require
                                      preclearance

                                 o    purchases effected upon the exercise of
                                      rights issued by an issuer pro rata to all holders of a class of securities, to the extent such rights were acquired from such issuer

                                 o sales of rights acquired from an issuer, as described above

                                 o    sales effected pursuant to a bona fide
                                      tender offer

                                 o automatic reinvestment of dividends under a Dividend Reinvestment Plan (DRIP) or Automatic Investment Plan (AIP); initial share purchase and optional cash purchases under a DRIP or Direct Purchase Plan (DPP) must be precleared as do sales of shares acquired through a DRIP, DPP or AIP

                                                                           Page8

Personal Securities Trading Practices-Insider Risk Employees

Gifting of Securities            Insider Risk Employees desiring to make a bona
                                 fide gift of securities or who receive a bona fide gift, including an inheritance, of securities do not need to preclear the transaction. However, Insider Risk Employees must report such bona fide gifts to the Preclearance Compliance Officer or his/her designee. The report must be made within 10 days of making or receiving the gift and must disclose the following information: the name of the person receiving (giving) the gift, the date of the transaction, and the name of the broker through which the transaction was effected. A bona fide gift is one where the donor does not receive anything of monetary value in return. An Insider Risk Employee who purchases a security with the intention of making a gift must preclear the purchase transaction.

Ownership                        The preclearance, reporting and other
                                 provisions of the Policy apply not only to securities held in the employee's own name but also to all other securities indirectly owned by the employee (see Glossary for definition of indirect owner). Generally you are the indirect owner of securities if you have the opportunity, directly or indirectly, to share in any profits from a transaction in those securities. This could include:

                                 o securities held by members of your family who share the same household with you

                                 o    securities held by a trust in which you
                                      are a settler, trustee, or beneficiary

                                 o securities held by a partnership in which you are a general partner

                                 o    securities in which any contract,
                                      arrangement, understanding or relationship gives you direct or indirect economic interest

Non-Mellon Employee Benefit      The provisions discussed above do not apply to
Plans                            transactions done under a bona fide employee
                                 benefit plan of an organization not affiliated with Mellon by an employee of that organization who shares ownership interest with a Mellon employee. This means if a Mellon employee's spouse is employed at a non-Mellon company, the Mellon employee is not required to obtain approval for transactions in the employer's securities done by the spouse as part of the spouse's employee benefit plan.

                                 In such situations, the spouse's employer has primary responsibility for providing adequate supervision with respect to conflicts of interest and compliance with securities laws regarding its own employee benefit plans.

                                 However, employee benefit plans which allow the employee to buy and sell securities other than those of their employer are subject to the Policy, including the preclearance and reporting provisions.

                                                                           Page9

Personal Securities Trading Practices-Insider Risk Employees

DRIPs, DPPs and AIPs             Certain companies with publicly traded
                                 securities establish:

                                 o    Dividend Reinvestment Plans (DRIPs) -
                                      These permit shareholders to have their
                                      dividend payments channeled to the
                                      purchase of additional shares of such
                                      company's stock. An additional benefit
                                      offered to DRIP participants is the right to buy additional shares by sending in a check before the dividend reinvestment date ("optional cash purchases")

                                 o Direct Purchase Plans (DPPs) - These allow purchasers to buy stock by sending a check directly to the issuer, without using a broker

                                 o Automatic Investment Plans (AIPs) - These allow purchasers to set up a plan whereby a fixed amount of money is automatically deducted from their checking account each month and used to purchase stock directly from the issuer

                                 Participation in a DRIP, DPP or AIP is
                                 voluntary.

                                 Insider Risk Employees who enroll in a DRIP or AIP are required to preclear the initial enrollment in the plan when accompanied by an initial share purchase transaction. However, the periodic reinvestment of dividend payments into additional shares of company stock through a DRIP, or the periodic investments through an AIP are not required to be precleared.

                                 Insider Risk Employees must preclear all optional cash purchases through a DRIP and all purchases through a DPP. Insider Risk Employees must also preclear all sales through a DRIP, DPP or AIP.

Investment Clubs and             Certain organizations create a unique means of
Private Investment               investing:
Companies
                                 o    Investment Clubs - a membership
                                      organization where investors make joint
                                      decisions on which securities to buy or
                                      sell. The securities are generally held in the name of the investment club. Since each member of the investment club participates in the investment decision making process, each Insider Risk employee belonging to such a club must preclear and report the securities transactions of the club.

                                 o Private Investment Company - an investment company (see Glossary) whose shares are not deemed to be publicly held (sometimes called "hedge funds"). Insider Risk employees investing in such a private investment company are not required to preclear any of the securities transactions made by the private investment company.

                                      However, Insider Risk employees'
                                      investments in Private Investment
                                      Companies are considered to be private
                                      placements and approval must be received prior to investing. Employees should refer to the Private Placement provision of the Policy on Page 14 for approval requirements.

                                                                          Page10

Personal Securities Trading Practices-Insider Risk Employees

Restricted List                  The Preclearance Compliance Officer will
                                 maintain a list (the "Restricted List") of companies whose securities are deemed appropriate for implementation of trading restrictions for Insider Risk Employees. The
                                 Restricted List will not be distributed outside of the Preclearance Compliance Office. From time to time, such trading restrictions may be appropriate to protect Mellon and its Insider
                                 Risk Employees from potential violations, or the appearance of violations, of securities laws. The inclusion of a company on the Restricted List provides no indication of the advisability of an investment in the company's securities or the existence of material nonpublic information on the company.
                                 Nevertheless, the contents of the Restricted
                                 List will be treated as confidential
                                 information to avoid unwarranted inferences.

                                 The Preclearance Compliance Officer will retain copies of the restricted lists for six years.

Confidential Treatment           The Manager of the Ethics Office and/or the
                                 Preclearance Compliance Officer will use his or her best efforts to assure that all requests for preclearance, all personal securities transaction reports and all reports of securities holdings are treated as "Personal and Confidential." However, such documents will be available for inspection by appropriate regulatory agencies and by other parties within and outside Mellon as are necessary to evaluate compliance with or sanctions under the Policy.

RESTRICTIONS ON TRANSACTIONS IN MELLON SECURITIES

                                 Insider Risk employees who engage in
                                 transactions involving Mellon securities should be aware of their unique responsibilities with respect to such transactions arising from the employment relationship and should be sensitive to even the appearance of impropriety.

                                 The following restrictions apply to all
                                 transactions in Mellon's publicly traded securities occurring in the employee's own account and in all other accounts over which the employee has indirect ownership. These restrictions are to be followed in addition to any restrictions that apply to particular senior officers or directors of Mellon such as restrictions under Section 16 of the Securities Exchange Act of 1934.

                                 o    Short Sales - Short sales of Mellon
                                      securities by employees are prohibited.

                                 o    Short-Term Trading - Employees are
                                      prohibited from purchasing and selling, or from selling and purchasing, Mellon securities within any 60-calendar day period.

                                 o Margin Transactions - Purchases on margin of Mellon's publicly traded securities by employees is prohibited. Margining Mellon securities in connection with a cashless exercise of an employee stock option through the Human Resource Department is exempt from this restriction. Further, Mellon securities may be used to collateralize loans for non-securities purposes or for the acquisition of securities other than those issued by Mellon.

                                 o Option Transactions - Option transactions involving Mellon's publicly traded securities are prohibited. Transactions under Mellon's Long-Term Incentive Plan or other employee option plans are exempt from this restriction.

                                 o Major Mellon Events - Employees who have knowledge of major Mellon events that have not yet been announced are prohibited from buying or selling Mellon's publicly traded securities before such public announcements, even if the employee believes the event does not constitute material nonpublic information.

                                                                          Page11

Personal Securities Trading Practices-Insider Risk Employees

Mellon 401(k) Plan               For purposes of the short-term trading rule,
                                 employees changing their existing account balance allocation to increase or decrease the amount allocated to Mellon Common Stock will be treated as a purchase or sale of Mellon Stock, respectively. This means employees are prohibited from increasing their existing account balance allocation to Mellon Common
                                 Stock and then decreasing it within 60 days.
                                 Similarly, employees are prohibited from decreasing their existing account balance allocation to Mellon Common Stock and then increasing it within 60 days.

                                 However, changes to existing account balance allocations in the 401(k) plan will not be compared to transactions in Mellon securities outside the 401(k) for purposes of the 60- day rule. (Note: this does not apply to members of the Executive Management Group, who should consult with the Legal Department) Except for the above, there are no other restrictions applicable to the 401(k) plan. This means, for example:

                                 o employees are not required to preclear any elections or changes made in their 401(k) account

                                 o    there is no restriction on employees
                                      changing their salary deferral
                                      contribution percentages with regard to
                                      the 60-day rule

                                 o the regular salary deferral contribution to Mellon Common Stock in the 401(k) that takes place with each pay will not be considered a purchase for the purpose of the 60-day rule

Mellon Employee Stock Options    Receipt or Exercise of an employee stock
                                 option from Mellon is exempt from the reporting and preclearance requirements and does not constitute a purchase or sale for the purpose of the 60-day prohibition.

                                 Sales - The sale of the Mellon securities that were received in the exercise of an employee stock option is treated like any other sale under the Policy (regardless of how little time has elapsed between the option exercise and the sale). Thus, such sales are subject to the preclearance and reporting requirements and are considered sales for purposes of the 60-day prohibition.

Mellon Employee Stock            Enrollment and Changing Salary Withholding
Purchase Plan (ESPP)             Percentages in the ESPP are exempt from
                                 preclearance and reporting requirements and do not constitute a purchase for purposes of the 60-day prohibition.

                                 Selling Shares Held in the ESPP - Insider Risk employees are not required to preclear or report sales of stock held in the ESPP, including shares acquired upon reinvestment of dividends. However, sale of stock held in the ESPP is considered a sale for purposes of the 60-day prohibition and will be compared to transactions in Mellon securities outside of the ESPP.

                                 Selling Shares Previously Withdrawn - The sale of the Mellon securities that were received as a withdrawal from the ESPP is treated like any other sale under the Policy, regardless of how little time has elapsed between the withdrawal and the sale. Thus, such sales are subject to the preclearance and reporting requirements and are considered sales for purposes of the 60-day prohibition.

                                                                          Page12

Personal Securities Trading Practices-Insider Risk Employees

RESTRICTIONS ON TRANSACTIONS IN OTHER SECURITIES

                                 Purchases or sales by an employee of the securities of issuers with which Mellon does business, or other third-party issuers, could result in liability on the part of such employee. Employees should be sensitive to even the appearance of impropriety in connection with their personal securities transactions. Employees should refer to "Ownership" on Page 9, which is applicable to the following restrictions.

                                 The Mellon Code of Conduct contains certain restrictions on investments in parties that do business with Mellon. Employees should refer to the Code of Conduct and comply with such restrictions in addition to the restrictions and reporting requirements set forth below. The following restrictions apply to all securities transactions by Insider Risk Employees:

                                 o    Credit, Consulting or Advisory
                                      Relationship - Employees may not buy, hold or trade securities of a company if they are considering granting, renewing, modifying or denying any credit facility to that company, acting as a benefits consultant to that company, or acting as an adviser to that company with respect to the company's own securities without the prior permission of the Ethics Office. In addition, lending employees who have assigned responsibilities in a specific industry group are not permitted to trade securities in that industry. This prohibition does not apply to transactions in open-end mutual funds.

                                 o    Customer Transactions - Trading for
                                      customers and Mellon accounts should
                                      always take precedence over employees'
                                      transactions for their own or related
                                      accounts.

                                 o Excessive Trading, Naked Options - Mellon discourages all employees from engaging in short-term or speculative trading, writing naked options, trading that could be deemed excessive or trading that could interfere with an employee's job responsibilities.

                                 o Front Running - Employees may not engage in "front running," that is, the purchase or sale of securities for their own accounts on the basis of their knowledge of Mellon's trading positions or plans or those of their customers.

                                 o    Initial Public Offerings - Insider Risk
                                      Employees are prohibited from acquiring
                                      securities through an allocation by the
                                      underwriter of an Initial Public Offering
                                      (IPO) without the approval of the Manager of the Ethics Office. Approval can be given only when the allocation comes through an employee of the issuer who is a direct family relation of the Insider Risk Employee. Due to certain laws and regulations (for example, NASD rules in the US), this approval may not be available to employees of registered broker-dealers.

                                 o Material Nonpublic Information - Employees possessing material nonpublic information regarding any issuer of securities must refrain from purchasing or selling securities of that issuer until the information becomes public or is no longer considered material.

                                                                          Page13

Personal Securities Trading Practices-Insider Risk Employees

                                 o    Private Placements - Insider Risk
                                      Employees are prohibited from acquiring
                                      any security in a private placement unless they obtain the prior written approval of the Manager of the Ethics Office, the Preclearance Compliance Officer and the Mellon Senior Management Committee Member representing the employee's line of business or department. Employees should contact the Ethics Office to initiate approval. Approval must be given by all three persons for the acquisition to be considered approved.

                                      Private placements include certain
                                      co-operative investments in real estate, co-mingled investment vehicles such as hedge funds, and investments in family owned businesses. For purposes of the Policy, time-shares and cooperative investments in real estate used as a primary or secondary residence are not considered to be private placements.

                                      After receipt of the necessary approvals and the acquisition, Insider Risk employees are required to disclose that investment if they participate in any subsequent consideration of credit for the issuer, or of an investment in the issuer for an advised account. Final decision to acquire such securities for an advised account will be subject to independent review.

                                 o    Scalping - Employees may not engage in
                                      "scalping," that is, the purchase or sale of securities for their own or Mellon's accounts on the basis of knowledge of customers' trading positions or plans.

                                 o    Short-Term Trading - All employees are
                                      discouraged from purchasing and selling, or from selling and purchasing, the same (or equivalent) securities within any 60-calendar day period.

                                 o Spread Betting - Employees may not engage in "spread betting" (essentially taking bets on securities pricing to reflect market movements) or similar activities as a mechanism for avoiding the restrictions on personal securities trading arising under the provisions of the Policy. Such transactions themselves constitute transactions in securities for the purposes of the Policy and are subject to all of the provisions applicable to other non-exempted transactions.

                                                                          Page14

Personal Securities Trading Practices-Insider Risk Employees

Prohibition on                   You are prohibited from acquiring any security
Investments in                   issued by a financial services organization if
Securities of Financial          you are:

                                 o    a member of the Mellon Senior Services
                                      Organizations Management Committee

                                 o    employed in any of the following
                                      departments:

                                      -   Corporate Strategy & Development

                                      -   Legal (Mellon headquarters only)

                                      -   Finance (Mellon headquarters only)

                                 o an employee specifically designated by the Manager of the Ethics Office and informed that this prohibition is applicable to you

                                 Financial Services Organizations - The phrase "security issued by a financial services organization" includes any security issued by:

                                 o    Commercial Banks other than Mellon

                                 o    Financial Holding Companies (or Bank
                                      Holding Companies) other than Mellon

                                 o    Insurance Companies

                                 o    Investment Advisory Companies ?
                                      Shareholder Servicing Companies ? Thrifts

                                 o    Savings and Loan Associations ?
                                      Broker-Dealers

                                 o    Transfer Agents ? Other Depository
                                      Institutions

                                 The phrase "securities issued by a financial services organization" does not include Exempt securities (see Glossary). Further, for purposes of determining whether a company is a financial services organization, subsidiaries and parent companies are treated as separate issuers.

                                 Effective Date - Securities of financial services organizations properly acquired before the employee is subject to this prohibition may be maintained or disposed of at the owner's discretion consistent with the Policy.

                                 Any acquisition of financial service
                                 organization securities that is exempt from preclearance pursuant to the express provision of the Policy is also exempt from this prohibition. This includes (assuming full compliance with the applicable preclearance exemption):

                                 o    Exempt securities (see Glossary)

                                 o    acquisition in a non-discretionary account

                                 o    involuntary acquisitions

                                 o    securities received as gifts

                                 o reinvestment of dividends (but not initial share and optional cash purchases) under a DRIP or acquisitions through an AIP

                                 o acquisitions through a non-Mellon employee benefit plan

                                 Within 30 days of becoming subject to this prohibition, all holdings of securities of financial services organizations must be disclosed in writing to the Manager of the Ethics Office.

                                                                          Page15

Personal Securities Trading Practices-Insider Risk Employees

PROTECTING CONFIDENTIAL INFORMATION

                                 As an employee you may receive information about Mellon, its customers and other parties that, for various reasons, should be treated as confidential. All employees are expected to strictly comply with measures necessary to preserve the confidentiality of information. Employees should refer to the Mellon Code of Conduct.

Insider Trading and              Securities laws generally prohibit the trading
Tipping                          of securities while in possession of "material
Legal Prohibitions               nonpublic" information regarding the issuer of
                                 those securities (insider trading). Any person who passes along material nonpublic information upon which a trade is based (tipping) may also be liable.

                                 Information is "material" if there is a
                                 substantial likelihood that a reasonable investor would consider it important in deciding whether to buy, sell or hold securities. Obviously, information that would affect the market price of a security (price sensitive information) would be material. Examples of information that might be material include:

                                 o    a proposal or agreement for a merger,
                                      acquisition or divestiture, or for the
                                      sale or purchase of substantial assets

                                 o    tender offers, which are often material
                                      for the party making the tender offer as well as for the issuer of the securities for which the tender offer is made

                                 o    dividend declarations or changes

                                 o    extraordinary borrowings or liquidity
                                      problems

                                 o    defaults under agreements or actions by
                                      creditors, customers or suppliers relating to a company's credit standing

                                 o earnings and other financial information, such as significant restatements, large or unusual write-offs, write-downs, profits or losses

                                 o pending discoveries or developments, such as new products, sources of materials, patents, processes, inventions or discoveries of mineral deposits

                                 o    a proposal or agreement concerning a
                                      financial restructuring

                                 o a proposal to issue or redeem securities, or a development with respect to a pending issuance or redemption of securities

                                 o a significant expansion or contraction of operations

                                 o    information about major contracts or
                                      increases or decreases in orders

                                 o the institution of, or a development in, litigation or a regulatory proceeding

                                 o developments regarding a company's senior management ?

                                 o information about a company received from a director of that company

                                 o information regarding a company's possible noncompliance with environmental protection laws

                                 This list is not exhaustive. All relevant circumstances must be considered when determining whether an item of information is material.

                                                                          Page16

Personal Securities Trading Practices-Insider Risk Employees

Insider Trading and              "Nonpublic" - Information about a company is
Tipping                          nonpublic if it is not generally available to
Legal Prohibitions               the investing public. Information received
(continued)                      under circumstances indicating that it is not
                                 yet in general circulation and which may be attributable, directly or indirectly, to the company or its insiders is likely to be deemed nonpublic information.

                                 If you obtain material nonpublic information, you may not trade related securities until you can refer to some public source to show that the information is generally available (that is, available from sources other than inside sources) and that enough time has passed to allow wide dissemination of the information. While information appearing in widely accessible sources--such as in newspapers or on the internet--becomes public very soon after publication, information appearing in less accessible sources--such as regulatory filings, may take up to several days to be deemed public. Similarly, highly complex information might take longer to become public than would information that is easily understood by the average investor.

Mellon's Policy                  Employees who possess material nonpublic
                                 information about a company--whether that company is Mellon, another Mellon entity, a Mellon customer or supplier, or other company--may not trade in that company's securities, either for their own accounts or for any account over which they exercise investment discretion. In addition, employees may not recommend trading in those securities and may not pass the information along to others, except to employees who need to know the information in order to perform their job responsibilities with Mellon. These prohibitions remain in effect until the information has become public.

                                 Employees who have investment responsibilities should take appropriate steps to avoid receiving material nonpublic information. Receiving such information could create severe limitations on their ability to carry out their responsibilities to Mellon's fiduciary customers.

                                 Employees managing the work of consultants and temporary employees who have access to the types of confidential information described in the Policy are responsible for ensuring that consultants and temporary employees are aware of Mellon's policy and the consequences of noncompliance.

                                 Questions regarding Mellon's policy on material nonpublic information, or specific information that might be subject to it, should be referred to the General Counsel.

Restrictions on the              As a diversified financial services
Flow of Information              organization, Mellon faces unique challenges in
Within Mellon (The               complying with the prohibitions on insider
"Securities Fire Wall")          trading and tipping of material nonpublic
                                 information, and misuse of confidential
                                 information. This is because one Mellon unit might have material nonpublic information about a company while other Mellon units may have a desire, or even a fiduciary duty, to buy or sell that company's securities or recommend such purchases or sales to customers. To engage in such broad-ranging financial services activities without violating laws or breaching
                                 Mellon's fiduciary duties, Mellon has
                                 established a "Securities Fire Wall" policy applicable to all employees. The "Securities
                                 Fire Wall" separates the Mellon units or individuals that are likely to receive material nonpublic information (potential Insider Risk functions) from the Mellon units or individuals that either trade in securities, for Mellon's account or for the accounts of others, or provide investment advice (Investment functions). Employees should refer to CPP
                                 903-2(C) The Securities Fire Wall.

                                                                          Page17

Personal Securities Trading Practices

Section Two - Applicable to Investment Employees

Table of Contents

                                                                                                       Page #
                                                                                                       ------
Quick Reference - Investment Employees ..........................................................          19

Standards of Conduct for Investment Employees ...................................................       20-25
         - Conflict of Interest .................................................................          20
         - Material Nonpublic Information .......................................................          20
         - Personal Securities Transaction Reports ..............................................          20
         - Statement of Securities Accounts and Holdings ........................................          21
         - Preclearance for Personal Securities Transactions ....................................       21-22
         - Special Standards for Preclearance Compliance Officers ...............................          22
         - Exemptions from Requirement to Preclear ..............................................          23
         - Gifting of Securities ................................................................          23
         - Ownership ............................................................................          24
         - Non-Mellon Employee Benefit Plans ....................................................          24
         - DRIPs, DPPs and AIPs .................................................................          24
         - Investment Clubs and Private Investment Companies ....................................          25
         - Restricted List ......................................................................          25
         - Confidential Treatment ...............................................................          25

Restrictions on Transactions in Mellon Securities ...............................................       26-27
         - General Restrictions .................................................................          26
         - Mellon 401(k) Plan ...................................................................          27
         - Mellon Employee Stock Options ........................................................          27
         - Mellon Employee Stock Purchase Plan (ESPP) ...........................................          27

Restrictions on Transactions in Other Securities ................................................       28-30
         - Customer Transactions ................................................................          28
         - Excessive Trading, Naked Options .....................................................          28
         - Front Running ........................................................................          28
         - Initial Public Offerings .............................................................          28
         - Material Nonpublic Information .......................................................          28
         - Private Placements ...................................................................          28
         - Scalping .............................................................................          29
         - Short-Term Trading ...................................................................          29
         - Spread Betting .......................................................................          29
         - Prohibition on Investments in Securities of Financial Services Organizations .........          30

Protecting Confidential Information .............................................................       31-32
         - Insider Trading and Tipping Legal Prohibitions .......................................       31-32
         - Mellon's Policy ......................................................................          32
         - Restrictions on the Flow of Information Within Mellon (The "Securities Fire Wall") ...          32

Special Procedures for Access Decision Makers                                                              32

Glossary Definitions ............................................................................       44-47

Exhibit A - Sample Letter to Broker .............................................................          48

                                                                          Page18

Quick Reference-Investment Employees

Some Things You Must Do

Statement of Accounts and Holdings - Provide to the Preclearance Compliance Officer or his/her designee a statement of all securities accounts and holdings within 10 days of becoming an Investment Employee and again annually on request.

Duplicate Statements & Confirmations - Instruct your broker, trust account manager or other entity through which you have a securities trading account to send directly to the Preclearance Compliance Officer or his/her designee:

o    trade confirmations summarizing each transaction

o    periodic statements

Exhibit A can be used to notify your broker. Contact the Preclearance Compliance Officer for the correct address. This applies to all accounts in which you have direct or indirect ownership (see Glossary).

Preclearance - Before initiating a securities transaction, written preclearance must be obtained from the Preclearance Compliance Officer. Contact the Preclearance Compliance Officer for applicable approval procedures.

If preclearance approval is received, the trade must be communicated to the broker on the same day and executed before the end of the next business day, at which time the preclearance approval will expire.

Special Approvals

Private Placements - Acquisition of securities in a Private Placement must be precleared by the Mellon Senior Management Committee Member who represents the employee's line of business or department, the Manager of the Ethics Office and the Preclearance Compliance Officer. To initiate approval, contact the Ethics Office.

IPOs - Acquisition of securities through an allocation by the underwriter of an Initial Public Offering (IPO) is prohibited without the approval of the Manager of the Ethics Office. Approval can be given only when the allocation is the result of a direct family relationship.

Some Things You Must Not Do

Mellon Securities - The following transactions in Mellon securities are prohibited for all Mellon employees:

o    short sales

o    purchasing and selling or selling and purchasing within 60 days

o    margin purchases or options other than employee options

Non-Mellon Securities

o purchasing and selling or selling and purchasing the same or equivalent security within 60 days is discouraged, and any profits must be disgorged

o new investments in financial services organizations are prohibited for certain employees - see Page 30

Other restrictions are detailed in Section Two. Read the Policy!

Exemptions

Preclearance is NOT required for:

o    transactions in Exempt securities (see Glossary)

o    transactions in non-affiliated, closed-end investment companies

o transactions in non-financial commodities (such as agricultural futures, metals, oil, gas, etc.), currency futures, financial futures

o    transactions in index securities

o transactions in approved accounts over which the employee has no direct or indirect influence or control over the investment decision making process

o involuntary transactions on the part of an employee (such as stock dividends or sales of fractional shares)

o    changes in elections under Mellon's 401(k) Retirement Savings Plan

o enrollment, changes in salary withholding percentages and sales of shares held in Mellon's Employee Stock Purchase Plan (ESPP); sales of shares previously withdrawn from the ESPP do require preclearance

o receipt and exercise of an employee stock option administered through Human Resources

o    automatic reinvestment of dividends under a Dividend Reinvestment Plan
     (DRIP) or Automatic Investment Plan (AIP); initial share purchase and optional cash purchases under a DRIP or Direct Purchase Plan (DPP) do require preclearance, as do sales of shares acquired through a DRIP, DPP or AIP

o sales pursuant to bona fide tender offers and sales or exercises of "rights" (see Page 23)

Questions?

Contact Mellon's Ethics Office at:

o    Securities Trading Policy Help Line: 412-234-1661

o    Mellon's Ethics Help Line

     -    Toll Free Telephone

          o    Asia (except Japan): 001-800-710-63562

          o    Australia: 0011-800-710-63562

          o    Brazil: 0800-891-3813

          o    Europe: 00-800-710-63562

          o Japan: appropriate international access code + 800-710-63562 (Access codes are: 0061010, 001010, 0041010 or 0033010)

          o    US and Canada: 1-888-MELLON2 (1-888-635-5662)

          o    All other locations: call collect to 412-236-7519

     -    Email: ethics@mellon.com
     -    Postal Mail: P.O. Box 535026, Pittsburgh,
          PA 15253-5026 USA

This PAGE is for reference purposes only. Employees are reminded they must read the Policy and comply with its provisions.

Personal Securities Trading Practices-Investment Employees

STANDARDS OF CONDUCT FOR INVESTMENT EMPLOYEES

                                 Because of their particular responsibilities, Investment Employees are subject to preclearance and personal securities reporting requirements, as discussed below.

                                 Every Investment Employee must follow these procedures or risk serious sanctions, including dismissal. If you have any questions about these procedures, you should consult the Ethics Office or the Preclearance Compliance Officer. Interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Manager of the Ethics Office.

Conflict of Interest             No employee may engage in or recommend any
                                 securities transaction that places, or appears to place, his or her own interests above those of any customer to whom financial services are rendered, including mutual funds and managed accounts, or above the interests of Mellon.

Material Nonpublic               No employee may divulge the current portfolio
Information                      positions, or current or anticipated portfolio
                                 transactions, programs or studies, of Mellon or any Mellon customer to anyone unless it is properly within his or her job responsibilities to do so.

                                 No employee may engage in or recommend a securities transaction, for his or her own benefit or for the benefit of others, including Mellon or its customers, while in possession of material nonpublic information regarding such securities or the issuer of such securities. No employee may communicate material nonpublic information to others unless it is properly within his or her job responsibilities to do so.

Personal Securities              Statements & Confirmations - All Investment
Transaction Reports              Employees are required to instruct their
                                 broker, trust account manager or other entity through which they have a securities trading account to submit directly to the Preclearance
                                 Compliance Officer or his/her designee, copies of all trade confirmations and statements relating to each account of which they are an owner (direct or indirect) regardless of what, if any, securities are maintained in such accounts. Thus, even if the account contains only mutual funds or other Exempt securities as that term is defined by the Policy, but the account has the capability to have reportable securities traded in it, the Investment
                                 Employee must arrange for duplicate account statements and trade confirmations to be sent to the Preclearance Compliance Officer or his/her designee. Exhibit A is an example of an instruction letter to a broker.

                                 Other securities transactions which were not completed through an account, such as gifts, inheritances, spin-offs from securities held outside accounts, or other transfers must be reported to the Preclearance Compliance Officer or his/her designee within 10 days of the transaction.

Personal Securities Trading Practices-Investment Employees

Statement of Securities          Within ten days of receiving the Policy and on
Accounts and Holdings            an annual basis thereafter, all Investment
                                 Employees must submit to the Preclearance
                                 Compliance Officer or his/her designee:

                                 o a listing of all accounts that may trade reportable securities in which the employee is a direct or indirect owner regardless of what, if any, securities are maintained in such accounts. Thus, for example, even if the account contains only mutual funds or other Exempt securities (see Glossary) but has the capability of holding reportable securities, the account must be disclosed

                                 o a statement of all securities held outside of securities trading accounts in which the employee presently has any direct or indirect ownership other than Exempt securities (see Glossary).

                                 The annual report must be completed upon the request of the Ethics Office, and the information submitted must be current within 30 days of the date the report is submitted. The annual statement of securities holdings contains an acknowledgment that the Investment Employee has read and complied with the Policy.

Preclearance for                 All Investment Employees must notify the
Personal Securities              Preclearance Compliance Officer in writing and
Transactions                     receive preclearance before they engage in any
                                 purchase or sale of a security for their own accounts or in accounts in which they are an indirect owner. Investment Employees should refer to the provisions under " Ownership" on Page 24, which are applicable to these provisions.

                                 All requests for preclearance for a securities transaction shall be submitted by completing a Preclearance Request Form.

                                 The Preclearance Compliance Officer will notify the Investment Employee whether the request is approved or denied, without disclosing the reason for such approval or denial.

                                 Notifications may be given in writing or verbally by the Preclearance Compliance Officer to the Investment Employee. A record of such notification will be maintained by the Preclearance Compliance Officer. However, it shall be the responsibility of the Investment Employee to obtain a written record of the Preclearance Compliance Officer's notification within 24 hours of such notification. The Investment Employee should retain a copy of this written record for at least two years.

                                 As there could be many reasons for preclearance being granted or denied, Investment Employees should not infer from the preclearance response anything regarding the security for which preclearance was requested.

Personal Securities Trading Practices-Investment Employees

Preclearance for                 Although making a preclearance request does not
Personal Securities              obligate an Investment Employee to do the
Transactions                     transaction, it should be noted that:
(continued)

                                 o preclearance requests should not be made for a transaction that the Investment Employee does not intend to make

                                 o the order for a transaction must be placed with the broker on the same day that preclearance authorization is received. The broker must execute the trade by the close of business on the next business day, at which time the preclearance authorization will expire

                                 o    Investment Employees should not discuss
                                      with anyone else, inside or outside
                                      Mellon, the response they received to a
                                      preclearance request. If the Investment
                                      Employee is preclearing as an indirect
                                      owner of another's account, the response may be disclosed to the other owner

                                 o standard orders to trade at certain prices (sometimes called "limit", "stop-loss", "good-until-cancelled", or "standing buy/sell" orders) must be precleared, and security transactions receiving preclearance authorization must be executed before the preclearance expires. At the end of the preclearance authorization period, any unexecuted order must be canceled or a new preclearance authorization must be obtained

Special Standards For            Investment Employees will generally not be
Preclearance                     given clearance to execute a transaction in any
Compliance Officers              security that is on the restricted list
                                 maintained by the Preclearance Compliance
                                 Officer, or for which there is a pending buy or sell order for an affiliated account. This provision does not apply to transactions effected or contemplated by index funds. The
                                 Preclearance Compliance Officer may approve certain de minimus transactions even when the firm is trading such securities. However, de minimus transactions require preclearance approval. The following transaction limits are available for this exception:
                                 In the US,

                                 o    purchase or sale of up to $50,000 of
                                      securities of:

                                      -    the top 200 issuers on the Russell
                                           list of largest publicly traded
                                           companies

                                      -    other companies with a market
                                           capitalization of $20 billion or
                                           higher

                                 o purchase or sale of up to the greater of 100 shares or $10,000 of securities:

                                      -    ranked 201 to 500 on the Russell list
                                           of largest publicly traded companies

                                      -    other companies with a market
                                           capitalization of $5 billion or
                                           higher In the UK,

                                 o purchase or sale of up to (pound)30,000 of securities of:

                                      -   top 100 companies on the FTSE All
                                          Share Index

                                      -   other companies with a market
                                          capitalization of (pound)10 billion or
                                          higher

                                 o purchase or sale of up to the greater of 100 shares or (pound)6 thousand of securities of:

                                      -   companies ranked 101 to 250 on the
                                          FTSE All Share Index

                                      -   other companies with a market
                                          capitalization of (pound)3 billion or
                                          higher

                                 The following restrictions or conditions are imposed upon the above described transactions:

                                 o    employees must cooperate with the
                                      Preclearance Compliance Officer's request to document market capitalization amounts

                                 o approval is limited to two such trades in the securities of any one issuer in any calendar month

                                 o    short-term profit disgorgement is not
                                      waived for such transactions

                                 o    preclearance is required prior to
                                      executing the transaction

Personal Securities Trading Practices-Investment Employees

Exemptions from                  Preclearance by Investment Employees is not
Requirement to                   required for the following transactions:
Preclear

                                 o    purchases or sales of Exempt securities
                                      (generally means direct obligations of the governments of the United States and United Kingdom; commercial paper; high-quality, short-term debt instruments; banker's acceptances; bank certificates of deposits and time deposits; repurchase agreements; securities issued by open- end investment companies, which for this purpose includes open-end mutual funds and variable capital companies; fixed and variable annuities; and unit trusts (see Glossary for definition of Exempt securities))

                                 o    purchases or sales of non-affiliated,
                                      closed-end investment companies

                                 o    purchase or sales of non-financial
                                      commodities (such as agricultural futures, metals, oil, gas, etc.), currency futures, financial futures

                                 o    purchases or sales of index securities
                                      (sometimes referred to as exchange traded funds)

                                 o purchases or sales effected in accounts in which an employee has no direct or indirect influence or control over the investment decision making process ("non-discretionary accounts").
                                      Non-discretionary accounts may only be
                                      exempted from preclearance procedures,
                                      when the Manager of the Ethics Office,
                                      after a thorough review, is satisfied that the account is truly non-discretionary to the employee (that is, the employee has given total investment discretion to an investment manager and retains no ability to influence specific trades). Standard broker accounts generally are not deemed to be non-discretionary to the employee, even if the broker is given some discretion to make investment decisions

                                 o transactions that are involuntary on the part of an employee, such as stock dividends or sales of fractional shares; however, sales initiated by brokers to satisfy margin calls are not considered involuntary and must be precleared

                                 o the sale of Mellon stock received upon the exercise of an employee stock option if the sale is part of a "netting of shares" or "cashless exercise" administered through the Human Resources Department

                                 o changes to elections in the Mellon 401(k) plan

                                 o enrollment, changes in salary withholding percentages and sales of shares held in the Mellon Employee Stock Purchase Plan
                                      (ESPP); sales of shares previously
                                      withdrawn from the ESPP do require
                                      preclearance

                                 o    purchases effected upon the exercise of
                                      rights issued by an issuer pro rata to all holders of a class of securities, to the extent such rights were acquired from such issuer

                                 o sales of rights acquired from an issuer, as described above

                                 o    sales effected pursuant to a bona fide
                                      tender offer

                                 o automatic reinvestment of dividends under a Dividend Reinvestment Plan (DRIP) or Automatic Investment Plan (AIP); initial share purchase and optional cash purchases under a DRIP or Direct Purchase Plan (DPP) must be precleared as do sales of shares of shares acquired through a DRIP, DPP or AIP

Gifting of Securities            Investment Employees desiring to make a bona
                                 fide gift of securities or who receive a bona fide gift of securities, including an inheritance, do not need to preclear the transaction. However, Investment Employees must report such bona fide gifts to the Preclearance
                                 Compliance Officer or his/her designee. The report must be made within 10 days of making or receiving the gift and must disclose the following information: the name of the person receiving (giving) the gift, the date of the transaction, and the name of the broker through which the transaction was effected. A bona fide gift is one where the donor does not receive anything of monetary value in return. An
                                 Investment Employee who purchases a security with the intention of making a gift must preclear the purchase transaction.

Personal Securities Trading Practices-Investment Employees

Ownership                        The preclearance, reporting and other
                                 provisions of the Policy apply not only to securities held in the employee's own name but also to all other securities indirectly owned by the employee (see Glossary for the definition of indirect owner). Generally you are the indirect owner of securities if you have the opportunity, directly or indirectly, to share in any profits from a transaction in those securities. This could include:

                                 o securities held by members of your family who share the same household with you

                                 o    securities held by a trust in which you
                                      are a settler, trustee, or beneficiary

                                 o securities held by a partnership in which you are a general partner

                                 o    securities in which any contract,
                                      arrangement, understanding or relationship gives you direct or indirect economic interest

Non-Mellon Employee              The provisions discussed above do not apply to
Benefit Plans                    transactions done under a bona fide employee
                                 benefit plan of an organization not affiliated with Mellon by an employee of that organization who shares ownership interest with a Mellon employee. This means if a Mellon employee's spouse is employed at a non-Mellon company, the Mellon employee is not required to obtain approval for transactions in the employer's securities done by the spouse as part of the spouse's employee benefit plan.

                                 In such situations, the spouse's employer has primary responsibility for providing adequate supervision with respect to conflicts of interest and compliance with securities laws regarding its own employee benefit plans. However, employee benefit plans which allow the employee to buy or sell securities other than those of their employer are subject to the Policy, including the preclearance and reporting provisions

DRIPs, DPPs and AIPs             Certain companies with publicly traded
                                 securities establish:

                                 o    Dividend Reinvestment Plans (DRIPs) -
                                      These permit shareholders to have their
                                      dividend payments channeled to the
                                      purchase of additional shares of such
                                      company's stock. An additional benefit
                                      offered to DRIP participants is the right to buy additional shares by sending in a check before the dividend reinvestment date ("optional cash purchases")

                                 o Direct Purchase Plans (DPPs) - These allow purchasers to buy stock by sending a check directly to the issuer, without using a broker

                                 o Automatic Investment Plans (AIPs) - These allow purchasers to set up a plan whereby a fixed amount of money is automatically deducted from their checking account each month and used to purchase stock directly from the issuer

                                 Participation in a DRIP, DPP or AIP is
                                 voluntary.

                                 Investment Employees who enroll in a DRIP or AIP are required to preclear the initial enrollment in the plan when accompanied by an initial share purchase transaction. However, the periodic reinvestment of dividend payments into additional shares of company stock through a DRIP, or the periodic investments through an AIP are not required to be precleared.

                                 Investment Employees must preclear all optional cash purchases through a DRIP and all purchases through a DPP. Investment Employees must also preclear all sales through a DRIP, DPP or AIP.

Personal Securities Trading Practices-Investment Employees

Investment Clubs and             Certain organizations create a unique means of
Private Investment               investing:
Companies

                                 o    Investment Clubs - a membership
                                      organization where investors make joint
                                      decisions on which securities to buy or
                                      sell. The securities are generally held in the name of the investment club. Since each member of the investment club participates in the investment decision making process, each Investment Employee belonging to such a club must preclear and report the securities transactions of the club.

                                 o Private Investment Company - an investment company (see Glossary) whose shares are not deemed to be publicly held (sometimes called "hedge funds"). Investment Employees investing in such a private investment company are not required to preclear any of the securities transactions made by the private investment company.

                                 However, Investment Employees' investments in Private Investment Companies are considered to be private placements and approval must be received prior to investing. Employees should refer to the Private Placement provision of the Policy on Page 28 for approval requirements.

Restricted List                  The Preclearance Compliance Officer will
                                 maintain a list (the "Restricted List") of companies whose securities are deemed appropriate for implementation of trading restrictions for Investment Employees in his/her area. From time to time, such trading restrictions may be appropriate to protect
                                 Mellon and its Investment Employees from potential violations, or the appearance of violations, of securities laws. The inclusion of a company on the Restricted List provides no indication of the advisability of an investment in the company's securities or the existence of material nonpublic information on the company.
                                 Nevertheless, the contents of the Restricted
                                 List will be treated as confidential

                                 information to avoid unwarranted inferences.
                                 The Preclearance Compliance Officer will retain copies of the restricted lists for six years.

Confidential Treatment           The Manager of the Ethics Office and/or
                                 Preclearance Compliance Officer will use his or her best efforts to assure that all requests for preclearance, all personal securities transaction reports and all reports of securities holdings are treated as "Personal and Confidential." However, such documents will be available for inspection by appropriate regulatory agencies, and by other parties within and outside Mellon as are necessary to evaluate compliance with or sanctions under the Policy. Documents received from Investment
                                 Employees are also available for inspection by the boards of directors, trustees or managing general partners of any Mellon entity regulated by investment company laws.

Personal Securities Trading Practices-Investment Employees

RESTRICTIONS ON TRANSACTIONS IN MELLON SECURITIES

                                 Investment Employees who engage in transactions involving Mellon securities should be aware of their unique responsibilities with respect to such transactions arising from the employment relationship and should be sensitive to even the appearance of impropriety.

                                 The following restrictions apply to all
                                 transactions in Mellon's publicly traded securities occurring in the employee's own account and in all other accounts over which the employee has indirect ownership. These restrictions are to be followed in addition to any restrictions that apply to particular senior officers or directors of Mellon such as restrictions under Section 16 of the Securities Exchange Act of 1934.

                                 o    Short Sales - Short sales of Mellon
                                      securities by employees are prohibited.

                                 o Short-Term Trading - Investment Employees are prohibited from purchasing and selling, or from selling and purchasing Mellon securities within any 60-calendar day period. In addition to any other sanction, any profits realized on such short-term trades must be disgorged in accordance with procedures established by senior management.

                                 o Margin Transactions - Purchases on margin of Mellon's publicly traded securities by employees is prohibited. Margining Mellon securities in connection with a cashless exercise of an employee stock option through the Human Resource Department is exempt from this restriction. Further, Mellon securities may be used to collateralize loans for non-securities purposes or for the acquisition of securities other than those issued by Mellon.

                                 o Option Transactions - Option transactions involving Mellon's publicly traded securities are prohibited. Transactions under Mellon's Long-Term Incentive Plan or other employee option plans are exempt from this restriction.

                                 o Major Mellon Events - Employees who have knowledge of major Mellon events that have not yet been announced are prohibited from buying or selling Mellon's publicly traded securities before such public announcements, even if the employee believes the event does not constitute material nonpublic information.

                                                                          PAGE26

Personal Securities Trading Practices-Investment Employees

Mellon 401(k) Plan               For purposes of the short-term trading rule,
                                 employees changing their existing account balance allocation to increase or decrease the amount allocated to Mellon Common Stock will be treated as a purchase or sale of Mellon Stock, respectively. This means employees are prohibited from increasing their existing account balance allocation to Mellon Common
                                 Stock and then decreasing it within 60 days.
                                 Similarly, employees are prohibited from decreasing their existing account balance allocation to Mellon Common Stock and then increasing it within 60 days. However:

                                 o with respect to Investment Employees, any profits realized on short-term changes in the 401(k) will not have to be disgorged

                                 o    changes to existing account balance
                                      allocations in the 401(k) plan will not be compared to transactions in Mellon securities outside the 401(k) for purposes of the 60-day rule. (Note: this does not apply to members of the Executive Management Group, who should consult with the Legal Department)

                                 Except for the above, there are no other restrictions applicable to the 401(k) plan. This means, for example:

                                 o employees are not required to preclear any elections or changes made in their 401(k) account

                                 o    there is no restriction on employees
                                      changing their salary deferral
                                      contribution percentages with regard to
                                      the 60-day rule

                                 o the regular salary deferral contribution to Mellon Common Stock in the 401(k) that takes place with each pay will not be considered a purchase for purpose of the 60- day rule

Mellon Employee Stock            Receipt or Exercise of an employee stock option
Options                          from Mellon is exempt from the reporting and
                                 preclearance requirements and does not
                                 constitute a purchase or sale for the purpose of the 60-day prohibition.

                                 Sales - The sale of the Mellon securities that were received in the exercise of an employee stock option is treated like any other sale under the Policy, regardless of how little time has elapsed between the option exercise and the sale. Thus, such sales are subject to the preclearance and reporting requirements and are considered sales for purposes of the 60-day prohibition.

Mellon Employee Stock            Enrollment and Changing Salary Withholding
Purchase Plan (ESPP)             Percentages in the ESPP are exempt from
                                 preclearance and reporting requirements and do not constitute a purchase for purposes of the 60-day prohibition.

                                 Selling Shares Held in the ESPP - Investment employees are not required to preclear or report sales of stock held in the ESPP, including shares acquired upon reinvestment of dividends. However, sale of stock held in the ESPP is considered a sale for purposes of the 60-day prohibition and will be compared to transactions in Mellon securities outside of the ESPP.

                                 Selling Shares Previously Withdrawn - The sale of the Mellon securities that were received as a withdrawal from the ESPP is treated like any other sale under the Policy, regardless of how little time has elapsed between the withdrawal and the sale. Thus, such sales are subject to the preclearance and reporting requirements and are considered sales for purposes of the 60-day prohibition.

Personal Securities Trading Practices-Investment Employees

RESTRICTIONS ON TRANSACTIONS IN OTHER SECURITIES

                                 Purchases or sales by an employee of the securities of issuers with which Mellon does business, or other third-party issuers, could result in liability on the part of such employee. Employees should be sensitive to even the appearance of impropriety in connection with their personal securities transactions. Employees should refer to "Ownership" on PAGE 24 which is applicable to the following restrictions.

                                 The Mellon Code of Conduct contains certain restrictions on investments in parties that do business with Mellon. Employees should refer to the Code of Conduct and comply with such restrictions in addition to the restrictions and reporting requirements set forth below.

                                 The following restrictions apply to all
                                 securities transactions by Investment
                                 Employees:

                                 o    Customer Transactions - Trading for
                                      customers and Mellon accounts should
                                      always take precedence over employees'
                                      transactions for their own or related
                                      accounts.

                                 o Excessive Trading, Naked Options - Mellon discourages all employees from engaging in short-term or speculative trading, writing naked options, trading that could be deemed excessive or trading that could interfere with an employee's job responsibilities.

                                 o Front Running - Employees may not engage in "front running," that is, the purchase or sale of securities for their own accounts on the basis of their knowledge of Mellon's trading positions or plans or those of their customers.

                                 o    Initial Public Offerings - Investment
                                      Employees are prohibited from acquiring
                                      securities through an allocation by the
                                      underwriter of an Initial Public Offering
                                      (IPO) without the approval of the Manager of the Ethics Office. Approval can be given only when the allocation comes through an employee of the issuer who is a direct family relation of the Investment Employee. Due to certain laws and regulations (for example, NASD rules in the US), this approval may not be available to employees of registered broker-dealers.

                                 o Material Nonpublic Information - Employees possessing material nonpublic information regarding any issuer of securities must refrain from purchasing or selling securities of that issuer until the information becomes public or is no longer considered material.

                                 o Private Placements - Investment Employees are prohibited from acquiring any security in a private placement unless they obtain the prior written approval of the Manager of the Ethics Office, the Preclearance Compliance Officer and the Mellon Senior Management Committee Member representing the employee's line of business or department. Employees should contact the Ethics Office to initiate approval. Approval must be given by all three persons for the acquisition to be considered approved.

                                      Private placements include certain
                                      co-operative investments in real estate, co- mingled investment vehicles such as hedge funds, and investments in family owned businesses. For purposes of the Policy, time-shares and cooperative investments in real estate used as a primary or secondary residence are not considered to be private placements.

                                      After receipt of the necessary approvals and the acquisition, Investment Employees are required to disclose that investment if they participate in any subsequent consideration of credit for the issuer or of an investment in the issuer for an advised account. Final decision to acquire such securities for an advised account will be subject to independent review.

Personal Securities Trading Practices-Investment Employees

                                 o    Scalping - Employees may not engage in
                                      "scalping," that is, the purchase or sale of securities for their own or Mellon's accounts on the basis of knowledge of customers' trading positions or plans.

                                 o    Short-Term Trading - All Investment
                                      Employees are discouraged from purchasing and selling, or from selling and purchasing, the same (or equivalent) securities within any 60-calendar day period. Any profits realized on such short-term trades must be disgorged in accordance with procedures established by senior management. Transactions that are exempt from preclearance will not be considered purchases or sales for purposes of profit disgorgement. Investment Employees should be aware that for purposes of profit disgorgement, trading in derivatives (such as options) is deemed to be trading in the underlying security. (See PAGE 47 in the Glossary for an explanation of option transactions.) Therefore, certain investment strategies may be difficult to implement without being subject to profit disgorgement. Furthermore, Investment Employees should also be aware that profit disgorgement from 60-day trading may be greater than the economic profit or greater than the profit reported for purposes of income tax reporting.

                                 o Spread Betting - Employees may not engage in "spread betting" (essentially taking bets on securities pricing to reflect market movements) or similar activities as a mechanism for avoiding the restrictions on personal securities trading arising under the provisions of the Policy. Such transactions themselves constitute transactions in securities for the purposes of the Policy and are subject to all of the provisions applicable to other non-exempted transactions.

Personal Securities Trading Practices-Investment Employees

Prohibition on                   You are prohibited from acquiring any security
Investments in                   issued by a financial services organization if
Securities of Financial          you are:
Services Organizations

                                 o a member of the Mellon Senior Management Committee

                                 o    employed in any of the following
                                      departments:

                                      -   Corporate Strategy & Development

                                      -   Legal (Mellon headquarters only)

                                      -   Finance (Mellon headquarters only)

                                 o an employee specifically designated by the Manager of the Ethics Office and informed that this prohibition is applicable to you

                                 Financial Services Organizations - The phrase "security issued by a financial services organization" includes any security issued by:

                                 o    Commercial Banks other than Mellon

                                 o    Financial Holding Companies (or Bank
                                      Holding Companies) other than Mellon

                                 o    Insurance Companies

                                 o    Investment Advisory Companies

                                 o    Shareholder Servicing Companies

                                 o    Thrifts

                                 o    Savings and Loan Associations

                                 o    Broker-Dealers

                                 o    Transfer Agents

                                 o    Other Depository Institutions

                                 The phrase "securities issued by a financial services organization" does not include Exempt securities (see Glossary). Further, for purposes of determining whether a company is a financial services organization, subsidiaries and parent companies are treated as separate issuers.

                                 Effective Date - Securities of financial services organizations properly acquired before the employee was subject to this prohibition may be maintained or disposed of at the owner's discretion consistent with the Policy.

                                 Any acquisition of financial service
                                 organization securities that is exempt from preclearance pursuant to the express provision of the Policy is also exempt from this prohibition. This includes (assuming full compliance with the applicable preclearance exemption):

                                 o    Exempt securities (see Glossary)

                                 o    acquisition in a non-discretionary account

                                 o    involuntary acquisitions

                                 o    securities received as gifts

                                 o reinvestment of dividends (but not initial share and optional cash purchases) under a DRIP or acquisitions through an AIP

                                 o acquisitions through a non-Mellon employee benefit plan

                                 Within 30 days of becoming subject to this prohibition, all holdings of securities of financial services organizations must be disclosed in writing to the Ethics Office.

Personal Securities Trading Practices-Investment Employees

PROTECTING CONFIDENTIAL INFORMATION

                                 As an employee you may receive information about Mellon, its customers and other parties that, for various reasons, should be treated as confidential. All employees are expected to strictly comply with measures necessary to preserve the confidentiality of information. Employees should refer to the Mellon Code of Conduct.

Insider Trading and              Securities laws generally prohibit the trading
Tipping                          of securities while in possession of "material
Legal Prohibitions               nonpublic" information regarding the issuer of
                                 those securities (insider trading). Any person who passes along material nonpublic information upon which a trade is based (tipping) may also be liable.

                                 Information is "material" if there is a
                                 substantial likelihood that a reasonable investor would consider it important in deciding whether to buy, sell or hold securities. Obviously, information that would affect the market price of a security (price sensitive information) would be material. Examples of information that might be material include:

                                 o    a proposal or agreement for a merger,
                                      acquisition or divestiture, or for the
                                      sale or purchase of substantial assets

                                 o    tender offers, which are often material
                                      for the party making the tender offer as well as for the issuer of the securities for which the tender offer is made

                                 o    dividend declarations or changes

                                 o    extraordinary borrowings or liquidity
                                      problems

                                 o    defaults under agreements or actions by
                                      creditors, customers or suppliers relating to a company's credit standing

                                 o earnings and other financial information, such as significant restatements, large or unusual write-offs, write-downs, profits or losses

                                 o pending discoveries or developments, such as new products, sources of materials, patents, processes, inventions or discoveries of mineral deposits

                                 o    a proposal or agreement concerning a
                                      financial restructuring

                                 o a proposal to issue or redeem securities, or a development with respect to a pending issuance or redemption of securities

                                 o a significant expansion or contraction of operations

                                 o    information about major contracts or
                                      increases or decreases in orders

                                 o the institution of, or a development in, litigation or a regulatory proceeding

                                 o developments regarding a company's senior management

                                 o information about a company received from a director of that company

                                 o information regarding a company's possible noncompliance with environmental protection laws

                                 This list is not exhaustive. All relevant circumstances must be considered when determining whether an item of information is material.

                                 "Nonpublic" - Information about a company is nonpublic if it is not generally available to the investing public. Information received under circumstances indicating that it is not yet in general circulation and which may be attributable, directly or indirectly, to the company or its insiders is likely to be deemed nonpublic information.

Personal Securities Trading Practices-Investment Employees

Insider Trading and              If you obtain material nonpublic information,
Tipping                          you may not trade related securities until you
Legal Prohibitions               can refer to some public source to show that
(continued)                      the information is generally available (that
                                 is, available from sources other than inside sources) and that enough time has passed to allow wide dissemination of the information.
                                 While information appearing in widely
                                 accessible sources--such as in newspapers or on the internet--becomes public very soon after publication, information appearing in less accessible sources--such as regulatory filings, may take up to several days to be deemed public. Similarly, highly complex information might take longer to become public than would information that is easily understood by the average investor.

Mellon's Policy                  Employees who possess material nonpublic
                                 information about a company--whether that company is Mellon, another Mellon entity, a Mellon customer or supplier, or other company--may not trade in that company's securities, either for their own accounts or for any account over which they exercise investment discretion. In addition, employees may not recommend trading in those securities and may not pass the information along to others, except to employees who need to know the information in order to perform their job responsibilities with Mellon. These prohibitions remain in effect until the information has become public.

                                 Employees who have investment responsibilities should take appropriate steps to avoid receiving material nonpublic information. Receiving such information could create severe limitations on their ability to carry out their responsibilities to Mellon's fiduciary customers.

                                 Employees managing the work of consultants and temporary employees who have access to the types of confidential information described in the Policy are responsible for ensuring that consultants and temporary employees are aware of Mellon's policy and the consequences of noncompliance.

                                 Questions regarding Mellon's policy on material nonpublic information, or specific information that might be subject to it, should be referred to the General Counsel.

Restrictions on the              As a diversified financial services
Flow of Information              organization, Mellon faces unique challenges in
Within Mellon (The               complying with the prohibitions on insider
"Securities Fire Wall")          trading and tipping of material nonpublic
                                 information, and misuse of confidential
                                 information. This is because one Mellon unit might have material nonpublic information about a company while other Mellon units may have a desire, or even a fiduciary duty, to buy or sell that company's securities or recommend such purchases or sales to customers. To engage in such broad ranging financial services activities without violating laws or breaching
                                 Mellon's fiduciary duties, Mellon has
                                 established a "Securities Fire Wall" policy applicable to all employees. The "Securities
                                 Fire Wall" separates the Mellon units or individuals that are likely to receive material nonpublic information (potential Insider Risk functions) from the Mellon units or individuals that either trade in securities, for Mellon's account or for the accounts of others, or provide investment advice (Investment functions). Employees should refer to CPP
                                 903-2(C) The Securities Fire Wall.

SPECIAL PROCEDURES FOR ACCESS DECISION MAKERS

                                 Certain Portfolio Managers and Research
                                 Analysts in the fiduciary businesses have been designated as Access Decision Makers and are subject to additional procedures which are discussed in a separate edition of the Securities Trading Policy. If you have reason to believe that you may be an Access Decision Maker, contact your supervisor, Preclearance Compliance Officer or the Ethics Office.

Personal Securities Trading Practices

Section Three - Applicable to Other Employees

Table of Contents

                                                                                                            PAGE #
                                                                                                            ------
Quick Reference - Other Employees                                                                               34

Standards of Conduct for Other Employees ........................................................            35-36
         - Conflict of Interest .................................................................               35
         - Material Nonpublic Information .......................................................               35
         - Personal Securities Transaction Reports ..............................................               35
         - Account Statements ...................................................................               35
         - Ownership ............................................................................               36
         - Non-Mellon Employee Benefit Plans ....................................................               36
         - Confidential Treatment ...............................................................               36

Restrictions on Transactions in Mellon Securities ...............................................            37-38
         - General Restrictions .................................................................               37
         - Mellon 401(k) Plan ...................................................................               37
         - Mellon Employee Stock Options ........................................................               38
         - Mellon Employee Stock Purchase Plan (ESPP) ...........................................               38

Restrictions on Transactions in Other Securities ................................................            38-41
         - Credit, Consulting or Advisory Relationship ..........................................               38
         - Customer Transactions ................................................................               38
         - Excessive Trading, Naked Options .....................................................               38
         - Front Running ........................................................................               39
         - Initial Public Offerings .............................................................               39
         - Material Nonpublic Information .......................................................               39
         - Private Placements ...................................................................               39
         - Scalping .............................................................................               39
         - Short-Term Trading ...................................................................               39
         - Spread Betting .......................................................................               39
         - Prohibition on Investments in Securities of Financial Services Organizations .........            40-41

Protecting Confidential Information .............................................................            42-43
         - Insider Trading and Tipping Legal Prohibitions .......................................            42-43
         - Mellon's Policy ......................................................................               43
         - Restrictions on the Flow of Information Within Mellon (The "Securities Fire Wall") ...               43

Glossary Definitions ............................................................................            44-47

Exhibit A - Sample Letter to Broker .............................................................               48

Quick Reference-Other Employees

Some Things You Must Do

o If you buy or sell Mellon Financial Corporation securities you must provide a report of the trade and a copy of the trade confirmation within 10 days of transaction to the Ethics Office or to your Compliance Officer. This does not apply to changes in elections under Mellon's 401(k) Retirement Savings Plan, transactions in Mellon's Employee Stock Purchase Plan (ESPP) or the exercise of Mellon's employee stock options. However, the reporting provisions do apply to sales of Mellon stock previously acquired through the exercise of employee stock options or the ESPP.

o Due to certain laws and regulations (for example, NASD rules in the US) there may be additional reporting requirements for Other Employees who are employees of registered broker-dealers. Check with the Manager of the Ethics Office or your Compliance Officer to determine if this impacts you.

o For employees who are subject to the prohibition on new investments in financial services organizations (certain employees only - see Pages 40-41), you must instruct your broker, trust account manager or other entity where you have a securities trading account to send directly to the Manager of the Ethics Office:

     -    trade confirmations summarizing each transaction

     -    periodic statements

Exhibit A can be used to notify your broker or account manager.

Special Approvals

o Private Placements - Acquisition of securities in a Private Placement must approved by the Mellon Senior Management Committee Member who represents your line of business or department, the Compliance Officer and the Manager of the Ethics Office. Contact the Manager of the Ethics Office to initiate approval.

o IPOs - Acquisition of securities through an allocation by the underwriter of an Initial Public Offering (IPO) is prohibited without the approval of the Manager of the Ethics Office. Approval can be given only when the allocation is the result of a direct family relationship.

Some Things You Must Not Do

Mellon Securities - The following transactions in Mellon securities are prohibited for all Mellon employees:

o    short sales

o    purchasing and selling or selling and purchasing within 60 days

o    margin purchases or options other than employee options.

Non-Mellon Securities

o    new investments in financial services organizations (certain employees only
     - see Pages 40-41)

Other restrictions are detailed throughout Section Three. Read the Policy!

Questions?

Contact Mellon's Ethics Office at:

o    The Securities Trading Policy Help Line: 1-412-234-1661

o    Mellon's Ethics Help Line

     -    Toll Free Telephone

          o    Asia (except Japan): 001-800-710-63562

          o    Australia: 0011-800-710-63562

          o    Brazil: 0800-891-3813

          o    Europe: 00-800-710-63562

          o    Japan: appropriate international access
               code + 800-710-63562 (Access codes are: 0061010, 001010, 0041010 or 0033010)

          o    US and Canada: 1-888-MELLON2 (1-888-635-5662)

          o    All other locations: call collect to 412-236-7519

     -    Email: ethics@mellon.com

     -    Postal Mail: P.O. Box 535026 Pittsburgh, PA 15253-5026 USA

This page is for reference purposes only. Employees are reminded they must read the Policy and comply with its provisions.

Personal Securities Trading Practices - Other Employees

STANDARDS OF CONDUCT FOR OTHER EMPLOYEES

                                 Every "Other Employee" must follow these procedures or risk serious sanctions, including dismissal. If you have any questions about these procedures, you should consult the Ethics Office. Interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Manager of the Ethics Office.

Conflict of Interest             No employee may engage in or recommend any
                                 securities transaction that places, or appears to place, his or her own interests above those of any customer to whom financial services are rendered, including mutual funds and managed accounts, or above the interests of Mellon.

Material Nonpublic               No employee may engage in or recommend a
Information                      securities transaction, for his or her own
                                 benefit or for the benefit of others, including
                                 Mellon or its customers, while in possession of material nonpublic information regarding such securities or the issuer of such securities. No employee may communicate material nonpublic information to others unless it is properly within his or her job responsibilities to do so.

Personal Securities              "Other Employees" must report in writing to the
Transaction Reports              Ethics Office or the Compliance Officer within
                                 ten calendar days of the transaction whenever they purchase or sell Mellon securities.
                                 Purchases and sales include optional cash purchases under Mellon's Dividend Reinvestment and Common Stock Purchase Plan (the "Mellon
                                 DRIP"). Due to certain laws and regulations
                                 (for example, NASD rules in the US), there may be additional reporting requirements for "Other
                                 Employees" who are employees of registered broker-dealers. Contact the Manager of the Ethics Office or your Compliance Officer for guidance.

                                 It should be noted that the reinvestment of dividends under the DRIP, changes in elections under Mellon's 401(k) Retirement Savings Plan, the receipt of stock under Mellon's Restricted Stock Award Plan, transactions under Mellon's Employee Stock Purchase Plan and the receipt or exercise of options under Mellon's employee stock option plans are not considered purchases or sales for the purpose of this reporting requirement.

Account Statements               Certain "Other Employees" are subject to the
                                 restriction on investments in financial
                                 services organizations and are required to instruct their brokers and/or securities account managers to send statements directly to the Ethics Office. See Page 40.

                                 An example of an instruction letter to a broker or account manager is contained in Exhibit A.

Personal Securities Trading Practices-Other Employees

Ownership                        The provisions of the Policy apply not only to
                                 securities held in the employee's own name but also to all other securities indirectly owned by the employee (see Glossary for definition of indirect ownership). Generally you are the indirect owner of securities if you have the opportunity, directly or indirectly, to share in any profits from a transaction in those securities. This could include:

                                 o securities held by members of your family who share the same household with you

                                 o    securities held by a trust in which you
                                      are a settler, trustee, or beneficiary

                                 o securities held by a partnership in which you are a general partner

                                 o    securities in which any contract,
                                      arrangement, understanding or relationship gives you direct or indirect economic interest

Non-Mellon Employee              The provisions discussed above do not apply to
Benefit Plans                    transactions done under a bona fide employee
                                 benefit plan of an organization not affiliated with Mellon by an employee of that organization who shares ownership interest with a Mellon employee. This means if a Mellon employee's spouse is employed at a non-Mellon company, the Policy provisions do not apply to transactions in the employer's securities done by the spouse as part of the spouse's employee benefit plan.

                                 In such situations, the spouse's employer has primary responsibility for providing adequate supervision with respect to conflicts of interest and compliance with securities laws regarding its own employee benefit plans.

                                 However, employee benefit plans which allow the employee to buy and sell securities other than those of their employer are subject to the provisions of the Policy, including the reporting provisions.

Confidential Treatment           The Manager of the Ethics Office and the
                                 Compliance Officer will use his or her best efforts to assure that all personal securities transaction reports and all reports of securities holdings are treated as "Personal and Confidential." However, such documents will be available for inspection by appropriate regulatory agencies and by other parties within and outside Mellon as are necessary to evaluate compliance with or sanctions under the Policy.

Personal Securities Trading Practices-Other Employees

RESTRICTIONS ON TRANSACTIONS IN MELLON SECURITIES

                                 Employees who engage in transactions involving Mellon securities should be aware of their unique responsibilities with respect to such transactions arising from the employment relationship and should be sensitive to even the appearance of impropriety.

                                 The following restrictions apply to all
                                 transactions in Mellon's publicly traded securities occurring in the employee's own account and in all other accounts over which the employee has indirect ownership. These restrictions are to be followed in addition to any restrictions that apply to particular senior officers or directors of Mellon such as restrictions under Section 16 of the Securities Exchange Act of 1934.

                                 o    Short Sales - Short sales of Mellon
                                      securities by employees are prohibited.

                                 o    Short-Term Trading - Employees are
                                      prohibited from purchasing and selling, or from selling and purchasing, Mellon securities within any 60-calendar day period.

                                 o Margin Transactions - Purchases on margin of Mellon's publicly traded securities by employees is prohibited. Margining Mellon securities in connection with a cashless exercise of an employee stock option through the Human Resource Department is exempt from this restriction. Further, Mellon securities may be used to collateralize loans for non-securities purposes or for the acquisition of securities other than those issued by Mellon.

                                 o Option Transactions - Option transactions involving Mellon's publicly traded securities are prohibited. Transactions under Mellon's Long-Term Incentive Plan or other employee option plans are exempt from this restriction.

                                 o Major Mellon Events - Employees who have knowledge of major Mellon events that have not yet been announced are prohibited from buying or selling Mellon's publicly traded securities before such public announcements, even if the employee believes the event does not constitute material nonpublic information.

Mellon 401(k) Plan               For purposes of the short-term trading rule,
                                 employees changing their existing account balance allocation to increase or decrease the amount allocated to Mellon Common Stock will be treated as a purchase or sale of Mellon Stock, respectively. This means employees are prohibited from increasing their existing account balance allocation to Mellon Common
                                 Stock and then decreasing it within 60 days.
                                 Similarly, employees are prohibited from decreasing their existing account balance allocation to Mellon Common Stock and then increasing it within 60 days. However, changes to existing account balance allocations in the 401(k) plan will not be compared to transactions in Mellon securities outside the 401(k) for purposes of the 60-day rule. (Note:
                                 this does not apply to members of the Executive
                                 Management Group, who should consult with the Legal Department.)

                                 Except for the above there are no other
                                 restrictions applicable to the 401(k) plan.
                                 This means, for example:

                                 o employees are not required to report any elections or changes made in their 401(k) account

                                 o    there is no restriction on employees
                                      changing their salary deferral
                                      contribution percentages with regard to
                                      the 60-day rule

                                 o the regular salary deferral contribution to Mellon Common Stock in the 401(k) that takes place with each pay will not be considered a purchase for purposes of the 60- day rule

Personal Securities Trading Practices-Other Employees

Mellon Employee Stock            Receipt and Exercise of an employee stock
Options                          option from Mellon is exempt from reporting
                                 requirements and does not constitute a purchase for purposes of the 60-day prohibition.

                                 Sales - The sale of the Mellon securities that were received in the exercise of an employee stock option is treated like any other sale under the Policy (regardless of how little time has elapsed between the option exercise and the sale). Thus, such sales are subject to the reporting requirements and are considered sales for purposes of the 60- day prohibition.

Mellon Employee Stock            Enrollment and Changing Salary Withholding
Purchase Plan (ESPP)             Percentages in the ESPP are exempt from
                                 reporting requirements and do not constitute a purchase for purposes of the 60- day prohibition.

                                 Selling Shares Held in the ESPP - Sales of stock held in the ESPP, including shares acquired upon reinvestment of dividends, are exempt from the reporting requirements. However, sale of stock held in the ESPP is considered a sale for purposes of the 60- day prohibition and will be compared to transactions in Mellon securities outside of the ESPP.

                                 Selling Shares Previously Withdrawn - The sale of the Mellon securities that were received as a withdrawal from the ESPP is treated like any other sale under the Policy, regardless of how little time has elapsed between the withdrawal and the sale. Thus, such sales are subject to the reporting requirements and are considered sales for purposes of the 60-day prohibition.

RESTRICTIONS ON TRANSACTIONS IN OTHER SECURITIES

                                 Purchases or sales by an employee of the securities of issuers with which Mellon does business, or other third-party issuers, could result in liability on the part of such employee. Employees should be sensitive to even the appearance of impropriety in connection with their personal securities transactions. Employees should refer to "Ownership" on Page 36, which is applicable to the following restrictions.

                                 The Mellon Code of Conduct contains certain restrictions on investments in parties that do business with Mellon. Employees should refer to the Code of Conduct and comply with such restrictions in addition to the restrictions and reporting requirements set forth below.

                                 The following restrictions apply to all
                                 securities transactions by employees:

                                 o    Credit, Consulting or Advisory
                                      Relationship - Employees may not buy, hold or trade securities of a company if they are considering granting, renewing, modifying or denying any credit facility to that company, acting as a benefits consultant to that company, or acting as an adviser to that company with respect to the company's own securities without the prior permission of the Ethics Office. In addition, lending employees who have assigned responsibilities in a specific industry group are not permitted to trade securities in that industry. This prohibition does not apply to transactions in open-end mutual funds.

                                 o    Customer Transactions - Trading for
                                      customers and Mellon accounts should
                                      always take precedence over employees'
                                      transactions for their own or related
                                      accounts.

                                 o Excessive Trading, Naked Options - Mellon discourages all employees from engaging in short-term or speculative trading, writing naked options, trading that could be deemed excessive or trading that could interfere with an employee's job responsibilities.

Personal Securities Trading Practices-Other Employees

                                 o Front Running - Employees may not engage in "front running," that is, the purchase or sale of securities for their own accounts on the basis of their knowledge of Mellon's trading positions or plans or those of their customers.

                                 o Initial Public Offerings - Other Employees are prohibited from acquiring securities through an allocation by the underwriter of an Initial Public Offering (IPO) without the approval of the Manager of the Ethics Office. Approval can be given only when the allocation comes through an employee of the issuer who is a direct family relation of the Other Employee. Due to certain laws and regulations (for example, NASD rules in the US), this approval may not be available to employees of registered brokers-dealers.

                                 o Material Nonpublic Information - Employees possessing material nonpublic information regarding any issuer of securities must refrain from purchasing or selling securities of that issuer until the information becomes public or is no longer considered material.

                                 o Private Placements - Other Employees are prohibited from acquiring any security in a private placement unless they obtain the prior written approval of the Manager of the Ethics Office, the Compliance Officer and the Mellon Senior Management Committee Member representing the employee's line of business or department. Employees should contact the Ethics Office to initiate approval. Approval must be given by all three persons for the acquisition to be considered approved.

                                      Private placements include certain
                                      co-operative investments in real estate, co-mingled investment vehicles such as hedge funds, and investments in family owned businesses. For purposes of the Policy, time-shares and cooperative investments in real estate used as a primary or secondary residence are not considered to be private placements.

                                      After receipt of the necessary approvals and the acquisition, "Other Employees" are required to disclose that investment if they participate in any subsequent consideration of credit for the issuer or of an investment in the issuer for an advised account. Final decision to acquire such securities for an advised account will be subject to independent review.

                                 o    Scalping - Employees may not engage in
                                      "scalping," that is, the purchase or sale of securities for their own or Mellon's accounts on the basis of knowledge of customers' trading positions or plans.

                                 o    Short-Term Trading - Employees are
                                      discouraged from purchasing and selling, or from selling and purchasing, the same (or equivalent) securities within any 60-calendar day period.

                                 o Spread Betting - Employees may not engage in "spread betting" (essentially taking bets on securities pricing to reflect market movements) or similar activities as a mechanism for avoiding the restrictions on personal securities trading arising under the provisions of the Policy. Such transactions themselves constitute transactions in securities for the purposes of the Policy and are subject to all of the provisions applicable to other non-exempted transactions.

Personal Securities Trading Practices-Other Employees

Prohibition on                   You are prohibited from acquiring any security
Investments in                   issued by a financial services organization if
Securities of Financial          you are:
Services Organizations
                                 o    a member of the Mellon Senior Management
                                      Committee

                                 o    employed in any of the following
                                      departments:

                                      -   Corporate Strategy & Development

                                      -   Legal (Mellon headquarters only)

                                      -   Finance (Mellon headquarters only)

                                 o an employee specifically designated by the Manager of the Ethics Office and informed that this prohibition is applicable to you

                                 Securities Accounts - All employees subject to this restriction on investments in financial services organizations are required to instruct their broker, trust account manager or other entity through which they have a securities account to submit directly to the Ethics Office copies of all trade confirmations and statements relating to each account of which they are an owner, direct or indirect, regardless of what, if any, securities are maintained in such accounts. Thus, even if the account contains only mutual funds or other exempt securities as that term is defined by the Policy but the account has the capability to have reportable securities traded in it, the employee must arrange for duplicate account statements and trade confirmations to be sent to the Ethics Office. An example of an instruction letter to the broker is contained in Exhibit A.

                                 Financial Services Organizations - The phrase "security issued by a financial services organization" includes any security issued by:

                                 o    Commercial Banks other than Mellon

                                 o    Financial Holding Companies (or Bank
                                      Holding Companies) other than Mellon

                                 o    Insurance Companies

                                 o    Investment Advisory Companies

                                 o    Shareholder Servicing Companies

                                 o    Thrifts

                                 o    Savings and Loan Associations

                                 o    Brokers-Dealers

                                 o    Transfer Agents

                                 o    Other Depository Institutions

                                 The phrase "securities issued by a financial services organization" does not include Exempt securities (see Glossary). Further, for purposes of determining whether a company is a financial services organization, subsidiaries and parent companies are treated as separate issuers.

                                 Effective Date - Securities of financial services organizations properly acquired before the employee is subject to this prohibition may be maintained or disposed of at the owner's discretion consistent with the Policy.

Personal Securities Trading Practices-Other Employees

Prohibition on                   The acquisition of financial service
Investments in                   organization securities through any of the
Securities of Financial          following means is exempt from this
Services                         prohibition:
Organizations
(continued)                      o    Exempt securities (see Glossary)

                                 o    acquisition in a non-discretionary account

                                 o    involuntary acquisitions

                                 o    securities received as gifts

                                 o reinvestment of dividends (but not initial share and optional cash purchases) under a dividend reinvestment program (DRIP) or acquisition through an automatic investment plan (AIP)

                                 o acquisitions through a non-Mellon employee benefit plan

                                 Within 30 days of becoming subject to this prohibition, all holdings of securities of financial services organizations must be disclosed in writing to the Manager of the Ethics Office.

Personal Securities Trading Practices-Other Employees

PROTECTING CONFIDENTIAL INFORMATION

                                 As an employee you may receive information about Mellon, its customers and other parties that, for various reasons, should be treated as confidential. All employees are expected to strictly comply with measures necessary to preserve the confidentiality of information. Employees should refer to the Mellon Code of Conduct.

Insider Trading and              Securities laws generally prohibit the trading
Tipping                          of securities while in possession of "material
Legal Prohibitions               nonpublic" information regarding the issuer of
                                 those securities (insider trading). Any person who passes along material nonpublic information upon which a trade is based (tipping) may also be liable.

                                 Information is "material" if there is a
                                 substantial likelihood that a reasonable investor would consider it important in deciding whether to buy, sell or hold securities. Obviously, information that would affect the market price (price sensitive information) of a security would be material. Examples of information that might be material include:

                                 o    a proposal or agreement for a merger,
                                      acquisition or divestiture, or for the
                                      sale or purchase of substantial assets

                                 o    tender offers, which are often material
                                      for the party making the tender offer as well as for the issuer of the securities for which the tender offer is made

                                 o    dividend declarations or changes

                                 o    extraordinary borrowings or liquidity
                                      problems

                                 o    defaults under agreements or actions by
                                      creditors, customers or suppliers relating to a company's credit standing

                                 o earnings and other financial information, such as significant restatements, large or unusual write-offs, write-downs, profits or losses

                                 o pending discoveries or developments, such as new products, sources of materials, patents, processes, inventions or discoveries of mineral deposits

                                 o    a proposal or agreement concerning a
                                      financial restructuring

                                 o a proposal to issue or redeem securities, or a development with respect to a pending issuance or redemption of securities

                                 o a significant expansion or contraction of operations

                                 o    information about major contracts or
                                      increases or decreases in orders

                                 o the institution of, or a development in, litigation or a regulatory proceeding

                                 o developments regarding a company's senior management

                                 o information about a company received from a director of that company

                                 o information regarding a company's possible noncompliance with environmental protection laws

                                 This list is not exhaustive. All relevant circumstances must be considered when determining whether an item of information is material.

                                 "Nonpublic" - Information about a company is nonpublic if it is not generally available to the investing public. Information received under circumstances indicating that it is not yet in general circulation and which may be attributable, directly or indirectly, to the company or its insiders is likely to be deemed nonpublic information.

Personal Securities Trading Practices-Other Employees

Insider Trading and              If you obtain material nonpublic information,
Tipping                          you may not trade related securities until you
Legal Prohibitions               can refer to some public source to show that
(continued)                      the information is generally available (that
                                 is, available from sources other than inside sources) and that enough time has passed to allow wide dissemination of the information.
                                 While information appearing in widely
                                 accessible sources--such as in newspapers or on the internet--becomes public very soon after publication, information appearing in less accessible sources--such as regulatory filings, may take up to several days to be deemed public. Similarly, highly complex information might take longer to become public than would information that is easily understood by the average investor.

Mellon's Policy                  Employees who possess material nonpublic
                                 information about a company--whether that company is Mellon, another Mellon entity, a Mellon customer or supplier, or other company--may not trade in that company's securities, either for their own accounts or for any account over which they exercise investment discretion. In addition, employees may not recommend trading in those securities and may not pass the information along to others, except to employees who need to know the information in order to perform their job responsibilities with Mellon. These prohibitions remain in effect until the information has become public.

                                 Employees who have investment responsibilities should take appropriate steps to avoid receiving material nonpublic information. Receiving such information could create severe limitations on their ability to carry out their responsibilities to Mellon's fiduciary customers.

                                 Employees managing the work of consultants and temporary employees who have access to the types of confidential information described in the Policy are responsible for ensuring that consultants and temporary employees are aware of Mellon's policy and the consequences of noncompliance.

                                 Questions regarding Mellon's policy on material nonpublic information, or specific information that might be subject to it, should be referred to the General Counsel.

Restrictions on the              As a diversified financial services
Flow of Information              organization, Mellon faces unique challenges in
Within Mellon (The               complying with the prohibitions on insider
"Securities Fire Wall")          trading and tipping of material nonpublic
                                 information, and misuse of confidential
                                 information. This is because one Mellon unit might have material nonpublic information about a company while other Mellon units may have a desire, or even a fiduciary duty, to buy or sell that company's securities or recommend such purchases or sales to customers. To engage in such broad-ranging financial services activities without violating laws or breaching
                                 Mellon's fiduciary duties, Mellon has
                                 established a "Securities Fire Wall" policy applicable to all employees. The "Securities
                                 Fire Wall" separates the Mellon units or individuals that are likely to receive material nonpublic information (potential Insider Risk functions) from the Mellon units or individuals that either trade in securities, for Mellon's account or for the accounts of others, or provide investment advice (Investment functions). Employees should refer to CPP
                                 903-2(C) The Securities Fire Wall.

Glossary

Definitions

o access decision maker - A person designated as such by the Investment Ethics Committee. Generally, this will be portfolio managers and research analysts who make recommendations or decisions regarding the purchase or sale of equity, convertible debt, and non-investment grade debt securities for investment companies and other managed accounts. See further details in the Access Decision Maker edition of the Policy.

o access person - As defined by Rule 17j-1 under the Investment Company Act of 1940, "access person" means:

     (A) With respect to a registered investment company or an investment adviser thereof, any director, officer, general partner, or advisory person (see definition below), of such investment company or investment adviser;

     (B) With respect to a principal underwriter, any director, officer, or general partner of such principal underwriter who in the ordinary course of his/her business makes, participates in or obtains information regarding the purchase or sale of securities for the registered investment company for which the principal underwriter so acts, or whose functions or duties as part of the ordinary course of his business relate to the making of any recommendations to such investment company regarding the purchase or sale of securities.

     (C) Notwithstanding the provisions of paragraph (A) hereinabove, where the investment adviser is primarily engaged in a business or businesses other than advising registered investment companies or other advisory clients, the term "access person" shall mean: any director, officer, general partner, or advisory person of the investment adviser who, with respect to any registered investment company, makes any recommendations, participates in the determination of which recommendation shall be made, or whose principal function or duties relate to the determination of which recommendation will be made, to any such investment company; or who, in connection with his duties, obtains any information concerning securities recommendations being made by such investment adviser to any registered investment company.

     (D) An investment adviser is "primarily engaged in a business or businesses other than advising registered investment companies or other advisory clients" when, for each of its most recent three fiscal years or for the period of time since its organization, whichever is less, the investment adviser derived, on an unconsolidated basis, more than 50 percent of (i) its total sales and revenues, and (ii) its income (or loss) before income taxes and extraordinary items, from such other business or businesses.

o advisory person of a registered investment company or an investment adviser thereof means:

     (A) Any employee of such company or investment adviser (or any company in a control relationship to such investment company or investment adviser) who, in connection with his regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by a registered investment company, or whose functions relate to the making of any recommendation with respect to such purchases or sales; and

     (B) Any natural person in a control relationship to such company or investment adviser who obtains information concerning recommendations made to such company with regard to the purchase or sale of a security.

o    approval - written consent or written notice of non-objection.

o direct family relation - employee's spouse, children (including stepchildren, foster children, sons-in-law and daughters-in-law), grandchildren, parents (including step-parents, mothers-in-law and fathers-in-law) grandparents, and siblings (including brothers-in-law, sisters-in-law and step brothers and sisters). Also includes adoptive relationships.

o employee - an individual employed by Mellon Financial Corporation or its more-than-50%-owned direct or indirect subsidiaries; includes all full-time, part-time, benefited and non-benefited, exempt and non-exempt employees in all world-wide locations; generally, for purposes of the Policy, does not include consultants and contract or temporary employees.

o Ethics Office - the group within the Audit & Risk Review Department of Mellon which is responsible for administering the ethics program at Mellon, including the Securities Trading Policy.

Glossary

o    Exempt securities - defined as:

     o direct obligations of the sovereign governments of the United States and the United Kingdom (does not include obligations of other instrumentalities of the US and UK governments or quasi-government agencies)

     o    commercial paper

     o high-quality, short-term debt instruments having a maturity of 366 days or less at issuance and rated in one of the two highest rating categories

     o    bankers' acceptances

     o    bank certificates of deposit and time deposits

     o    repurchase agreements

     o securities issued by open-end investment companies (i.e., mutual funds and variable capital companies)

     o    fixed and variable annuities

     o    unit trusts

o    family relation - see direct family relation.

o General Counsel - General Counsel of Mellon or any person to whom relevant authority is delegated by the General Counsel.

o index fund - an investment company or managed portfolio which contains securities of an index in proportions designed to replicate the return of the index.

o indirect ownership - The securities laws of most jurisdictions attribute ownership of securities to someone in certain circumstances, even though the securities are not held in that person's name. For example, US federal securities laws contain a concept of "beneficial ownership", and UK securities laws contain a concept of securities held by "associates" (this term includes business or domestic relationships giving rise to a "community of interest"). The definition of "indirect ownership" that follows is used to determine whether securities held other than in your name are subject to the preclearance and other provisions of the Policy. It was designed to be consistent with various securities laws; however, there can be no assurance that attempted adherence to this definition will provide a defense under any particular law. Moreover, a determination of indirect ownership requires a detailed analysis of personal and/or financial circumstances that are subject to change. It is the responsibility of each employee to apply the definition below to his/her own circumstances. If the employee determines that he/she is not an indirect owner of an account and the Ethics Office becomes aware of the account, the employee will be responsible for justifying his/her determination. Any such determination should be based upon objective evidence (such as written documents), rather than subjective or intangible factors.

     General Standard. Generally, you are the indirect owner of securities (and preclearance and other provisions of the Policy will therefore apply to those securities) if, through any contract, arrangement, understanding, relationship or otherwise, you have the opportunity, directly or indirectly, to share at any time in any profit derived from a transaction in them (a "pecuniary interest"). The following is guidance on the application of this definition to some common situations.

     Family Members. You are presumed to be an indirect owner of securities held by members of your immediate family who share the same household with you. "Immediate family" means your spouse, your children (including stepchildren, foster children, sons-in-law and daughters-in-law), your grandchildren, your parents (including stepparents, mothers-in-law and fathers-in-law), your grandparents and your siblings (including brothers-in-law, sisters-in-law and step brothers and sisters) and includes adoptive relationships. This presumption of ownership may be rebutted, but it will be difficult to do so if, with respect to the other person, you commingle any assets or share any expenses, you provide or receive any financial support, you influence investment decisions, you include them as a dependent for tax purposes or as a beneficiary under an employee benefit plan, or you are in any way financially codependent. Any attempt to disclaim indirect ownership with respect to family members who share your household must be based upon countervailing facts that you can prove in writing.

Glossary

o    indirect ownership (cont.)

     Partnerships. If you are a general partner in a general or limited partnership, you are deemed to own your proportionate share of the securities owned by the partnership. Your "proportionate share" is the greater of your share of profits or your share of capital, as evidenced by the partnership agreement. Limited partners are not deemed to be owners of partnership securities absent unusual circumstances, such as influence over investment decisions.

     Shareholders of Corporations. You are not deemed to own the securities held by a corporation in which you are a shareholder unless you are a controlling shareholder or you have or share investment control over the corporation's portfolio.

     Trusts. Generally, parties to a trust will be deemed indirect owners of securities in the trust only if they have both a pecuniary interest in the trust and investment control over the trust. "Investment control" is the power to direct the disposition of the securities in the trust. Specific applications are as follows:

          Trustees: A trustee is deemed to have investment control over the trust unless there are at least three trustees and a majority is required for action. A trustee has a pecuniary interest in the trust if (i) the trustee is also a trust beneficiary, (ii) an immediate family member of the trustee (whether or not they share the same household) is a beneficiary, or (iii) the trustee receives certain types of performance-based fees.

          Settlors: If you are the settlor of a trust (that is, the person who puts the assets into the trust), you are an indirect owner of the trust's assets if you have a pecuniary interest in the trust and you have or share investment control over the trust. You are deemed to have a pecuniary interest in the trust if you have the power to revoke the trust without anyone else's consent or if members of your immediate family who share your household are beneficiaries of the trust.

          Beneficiaries. If you or a member of your immediate family who shares your household is a beneficiary of a trust, you are deemed to have a pecuniary interest in the trust and will therefore be deemed an indirect owner of the trust's assets if you have or share investment control over the trust.

     Remainder Interests. Remainder interests are those that do not take effect until after some event that is beyond your control, such as the death of another person. Remainder interests are typically created by wills or trust instruments. You are not deemed to be an indirect owner of securities in which you only have a remainder interest provided you have no power, directly or indirectly, to exercise or share investment control or any other interest.

     Derivative Securities. You are the indirect owner of any security you have the right to acquire through the exercise or conversion of any option, warrant, convertible security or other derivative security, whether or not presently exercisable.

o initial public offering (IPO) - the first offering of a company's securities to the public through an allocation by the underwriter.

o investment company - a company that issues securities that represent an undivided interest in the net assets held by the company. Mutual funds are open-end investment companies that issue and sell redeemable securities representing an undivided interest in the net assets of the company.

o Investment Ethics Committee - committee that has oversight responsibility for issues related to personal securities trading and investment activity by Access Decision Makers. The committee is composed of investment, legal, risk management, audit and ethics management representatives of Mellon and its affiliates. The members of the Investment Ethics Committee are determined by the Corporate Ethics Officer.

o Manager of the Ethics Office - individual appointed by the Corporate Ethics Officer to manage the Ethics Office.

o    Mellon - Mellon Financial Corporation.

Glossary

o non-discretionary account - an account for which the employee has no direct or indirect control over the investment decision making process. Non-discretionary accounts may only be exempted from preclearance and reporting procedures, when the Manager of the Ethics Office, after a thorough review, is satisfied that the account is truly non-discretionary to the employee (that is, the employee has given total investment discretion to an investment manager and retains no ability to influence specific trades). Standard broker accounts generally are not deemed to be non-discretionary to the employee, even if the broker is given some discretion to make investment decisions.

o option - a security which gives the investor the right, but not the obligation, to buy or sell a specific security at a specified price within a specified time frame. For purposes of compliance with the Policy, any Mellon employee who buys/sells an option, is deemed to have purchased/sold the underlying security when the option was purchased/sold. Four combinations are possible as described below.

     o    Call Options
               -If a Mellon employee buys a call option, the employee is considered to have purchased the underlying security on the date the option was purchased.
               -If a Mellon employee sells a call option, the employee is considered to have sold the underlying security on the date the option was sold.

     o    Put Options
               -If a Mellon employee buys a put option, the employee is considered to have sold the underlying security on the date the option was purchased.
               -If a Mellon employee sells a put option, the employee is considered to have bought the underlying security on the date the option was sold.

     Below is a table describing the above:

                                           Transaction Type
                                           ----------------
Option Type                               Buy                                    Sale
-----------                               ---                                    ----
    Put                      Sale of Underlying Security           Purchase of Underlying Security
    Call                   Purchase of Underlying Security           Sale of Underlying Security

o Preclearance Compliance Officer - a person designated by the Manager of the Ethics Office and/or the Investment Ethics Committee to administer, among other things, employees' preclearance requests for a specific business unit.

o private placement - an offering of securities that is exempt from registration under various laws and rules, such as the Securities Act of 1933 in the US and the Listing Rules in the UK. Such offerings are exempt from registration because they do not constitute a public offering. Private placements can include limited partnerships.

o security - any investment that represents an ownership stake or debt stake in a company, partnership, governmental unit, business or other enterprise. It includes stocks, bonds, notes, evidences of indebtedness, certificates of participation in any profit-sharing agreement and certificates of deposit. It also includes many types of puts, calls, straddles and options on any security or group of securities; fractional undivided interests in oil, gas, or other mineral rights; "investment contracts", "variable" life insurance policies and "variable" annuities, whose cash values or benefits are tied to the performance of an investment account. It does not include currencies. Unless expressly exempt, all securities transactions are covered under the provisions of the Policy (see definition of Exempt securities).

o securities fire wall - procedures designed to restrict the flow of information within Mellon from units or individuals who are likely to receive material nonpublic information to units or individuals who trade in securities or provide investment advice.

o Senior Management Committee - the Senior Management Committee of Mellon Financial Corporation.

o short sale - the sale of a security that is not owned by the seller at the time of the trade.

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Exhibit A - Sample Instruction Letter to Broker

Date

Broker ABC Street Address
City, State ZIP

Re: John Smith
    Account No. xxxxxxxxxxxx

To whom it may concern:

In connection with my existing brokerage account(s) with your firm, please be advised that my employer should be noted as an "Interested Party" with respect to my account(s). They should, therefore, be sent copies of all trade confirmations and account statements relating to my account on a regular basis.

Please send the requested documentation ensuring the account holder's name appears on all correspondence to:

        Manager of the Ethics Office
        Mellon Financial Corporation
        PO Box 3130
        Pittsburgh, PA  15230-3130

Thank you for your cooperation in this request.

Sincerely yours,

Employee

cc: Manager of the Ethics Office (153-3300)

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